UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)


[X]  Filed by the Registrant
[ ]  Filed by a Party other than the Registrant
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-12

                                    SJW Corp.
             -------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


             -------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

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(1)  Title of each class of securities to which transaction applies:

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(1)  Amount Previously Paid:

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

                                    SJW CORP.


                    Notice of Annual Meeting of Shareholders
                          To Be Held On April 27, 2006

To Our Shareholders:

     Notice is hereby given that the annual meeting of shareholders of SJW Corp. will be held on Thursday, April 27, 2006 at 10:00 AM Pacific Time at the offices of SJW Corp., 374 West Santa Clara Street, San Jose, California, for the following purposes, as more fully described in the proxy statement accompanying this Notice:

          1. To elect nine directors to serve on the Board of Directors of SJW Corp.;

          2. To approve the Long-Term Incentive Plan Amendment which was adopted by the Board of Directors of SJW Corp. on January 31, 2006;

          3. To ratify the appointment of KPMG LLP as the independent registered public accounting firm of SJW Corp. for fiscal year 2006; and

          4. To act upon such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

     The Board of Directors has set the close of business on Monday, March 6, 2006 as the record date for determining the shareholders entitled to notice of and to vote at the annual meeting and at any adjournment or postponement thereof.

     Your vote is important. Whether or not you plan to attend the meeting, please vote as soon as possible. You may vote by telephone, via the Internet or by mailing a completed proxy card. For detailed information regarding voting instructions, please refer to the sections titled "Voting Procedure" on page 2 of the proxy statement. You may revoke a previously delivered proxy at any time prior to the meeting. If you attend the meeting and wish to change your proxy vote, you may do so automatically by voting in person.


                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        W. Richard Roth
                                        President and Chief Executive Officer
San Jose, California
March 10, 2006

                                TABLE OF CONTENTS


                                                                      Page
PURPOSE OF MEETING ......................................................1
VOTING RIGHTS AND SOLICITATION ..........................................1
 Voting .................................................................1
 Quorum And Votes Required ..............................................2
 Voting Procedure .......................................................2
 Proxy Solicitation Costs ...............................................3
PROPOSAL 1 -- ELECTION OF DIRECTORS .....................................4
 General ................................................................4
 Business Experience of Nominees ........................................5
 Independent Directors ..................................................6
 Board Committees .......................................................7
 Shareholder Communications with the Board ..............................9
 Code of Ethical Business Conduct ......................................10
 Board Meetings ........................................................10
 Compensation of Directors .............................................10
 Recommendation of the Board of Directors ..............................13
PROPOSAL 2 -- LONG-TERM INCENTIVE PLAN AMENDMENT .......................13
 General ...............................................................13
 Purpose and Effect of Plan Amendment ..................................13
 Plan Summary ..........................................................15
       Plan Adoption ...................................................15
       Types of Awards .................................................15
       Share Reserve ...................................................15
       Eligibility .....................................................16
       Administration ..................................................16
       Stock Options ...................................................17
       Dividend Units ..................................................17
       Performance Shares ..............................................18
       Rights to Acquire Restricted Stock ..............................18
       Stock Bonuses ...................................................20
       Stock Appreciation Rights .......................................20
       Option Grants ...................................................21
       Deferred Restricted Stock Awards ................................21
       Other Awards ....................................................22
       New Plan Benefits Under the Plan Amendment ......................22
       General Plan Provisions .........................................22
       Federal Income Tax Consequences .................................23
 Required Vote .........................................................26
 Recommendation of the Board of Directors ..............................26

                                                                      Page

PROPOSAL 3 -- RATIFICATION OF APPOINTMENT OF INDEPENDENT
              REGISTERED PUBLIC ACCOUNTING FIRM ........................26
 General ...............................................................26
 Principal Independent Accountants Fees and Services ...................27
 Recommendation of the Board of Directors ..............................27
OWNERSHIP OF SECURITIES ................................................27
 Section 16(a) Beneficial Ownership Reporting Compliance ...............27
 Security Ownership of Certain Beneficial Owners and Management ........28
COMMITTEE REPORTS ......................................................30
 Annual Report of the Audit Committee ..................................30
 Annual Report of the Executive Compensation Committee .................31
EXECUTIVE COMPENSATION AND RELATED INFORMATION .........................36
 Summary Compensation Table ............................................36
 Stock Option Grants in 2005 ...........................................38
 Aggregated Option Exercises in 2005 and Year-End Option Values ........40
 Pension Plan Table ....................................................40
 Securities Authorized for Issuance Under Equity Compensation Plans ....41
 Employment Agreements, Termination of Employment and
   Change-in-Control Arrangements ......................................42
 Compensation Committee Interlocks and Insider Participation ...........43
 Five-Year Performance Graph ...........................................44
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS .........................44
SHAREHOLDER PROPOSALS ..................................................45
FORM 10-K ..............................................................45
OTHER MATTERS ..........................................................45
APPENDIX A -- SJW CORP. AUDIT COMMITTEE CHARTER .......................A-1
APPENDIX B -- SJW CORP. LONG-TERM INCENTIVE PLAN AMENDMENT ............A-8

                                    SJW CORP.
                           374 West Santa Clara Street
                           San Jose, California 95113

           Proxy Statement for the 2006 Annual Meeting of Shareholders
                          To Be Held on April 27, 2006

     The enclosed proxy is solicited on behalf of the Board of Directors of SJW Corp., a California corporation ("SJW Corp." or the "Corporation"), for use at SJW Corp.'s annual meeting of shareholders to be held on April 27, 2006 at 10:00 AM Pacific Time and at any adjournment or postponement thereof. The annual meeting will be held at the offices of the Corporation, 374 West Santa Clara Street, San Jose, California.

     These proxy solicitation materials are being mailed on or about March 20, 2006 to all shareholders entitled to notice of and to vote at the annual meeting of shareholders. SJW Corp.'s 2005 Annual Report, including its Form 10-K for the year ended December 31, 2005, accompanies these proxy solicitation materials.

     All share numbers in this proxy statement reflect the two-for-one split of the Corporation's common stock effected as of March 2, 2006.

                               PURPOSE OF MEETING

     The Board of Directors has called the annual meeting of shareholders for the following purposes:

          1. To elect nine directors to serve on the Board of Directors of SJW Corp.;

          2. To approve the Long-Term Incentive Plan Amendment which was adopted by Board of Directors of SJW Corp. on January 31, 2006;

          3. To ratify the appointment of KPMG LLP as the independent registered public accounting firm of SJW Corp. for fiscal year 2006; and

          4. To act upon such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

     The Board of Directors asks for your proxy for each of the foregoing proposals.

                         VOTING RIGHTS AND SOLICITATION

Voting

     Only shareholders of record on March 6, 2006, the record date, will be entitled to notice of and to vote at the annual meeting. As of the close of business on March 6, 2006 there were 18,271,432 shares of common stock issued and outstanding. The common stock of the Corporation was split on a two-for-one basis effective as of March 2, 2006 and the share data presented in this proxy statement reflects the split, unless otherwise noted.

     Each share of common stock is entitled to one vote on each matter presented at the meeting, except in connection with the election of directors when shareholders are entitled to cumulate votes. When shareholders are entitled to cumulate votes, every shareholder, or his or her proxy, may cumulate his or her votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares owned by such shareholder. Alternately, a shareholder may distribute his or her votes on the same principle among as many candidates as he or she thinks fit. For example, assume you have 100 shares. We have nine directors so you have a total of 9 x 100 = 900 votes. You could give all 900 votes to one nominee, or 450 votes to each of two nominees, or 100 votes to each of nine nominees. No shareholder or proxy, however, shall be entitled to cumulate votes unless (1) the candidate(s) has been placed in nomination prior to the voting and (2) the shareholder has given notice at the meeting prior to any voting that the shareholder intends to cumulate the shareholder's votes. If any one shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. The Board of Directors seeks, by your proxy, the discretionary authority to cumulate votes in the event that any shareholder invokes cumulative voting. The nine nominees receiving the highest number of votes will be elected directors.

Quorum And Votes Required

     A majority of the Corporation's outstanding shares of common stock must be present in person or represented by proxy at the annual meeting in order to constitute a quorum. Abstentions and broker non-votes (shares held of record by brokers for which the required voting instructions are not provided by the beneficial owners of those shares) are included in the number of shares present for purposes of determining whether a quorum is present for the transaction of business.

     In the election of directors, the nine director nominees receiving the highest number of affirmative votes will be elected (Proposal 1). The approval of the Long-Term Incentive Plan Amendment (Proposal 2) requires that over 50% of the shares of common stock must cast a vote for, against or abstaining with respect to the proposal and a majority of such votes casts must be for the proposal. For purpose of Proposal 2, broker non-votes can have the effect of preventing approval because they are not counted as votes cast for purpose of exceeding 50%. The ratification of the appointment of the independent accountants (Proposal 3) requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy and voting at the annual meeting, provided that such affirmative vote must also equal at least a majority of the shares required to constitute a quorum. For purpose of Proposal 3, abstentions and broker non-votes can have the effect of preventing approval of the proposal where the number of affirmative votes, though a majority of the votes cast, does not constitute a majority of the required quorum.

Voting Procedure

     Shareholders of record may vote via the Internet, by telephone, by mailing a completed proxy card prior to the annual meeting, by delivering a completed proxy card at the annual meeting, or by voting in person at the annual meeting. Instructions for voting via the Internet or by telephone are set forth on the enclosed proxy card. The Internet and telephone voting facilities will close at 11:59 PM Eastern Time on April 26, 2006. If the enclosed form of proxy is properly signed, dated and returned, the shares represented thereby will be voted at the annual meeting in accordance with the instructions specified thereon. Unless you specify different instructions on the proxy, all shares represented by valid proxies (and not revoked before they are voted) will be voted at the annual meeting FOR the election of the director nominees listed in Proposal 1, FOR the approval of the Long-Term Incentive Plan Amendment as described in Proposal 2 and FOR the ratification of the appointment of KPMG LLP as the independent registered public accounting firm as described in Proposal 3.

     YOUR VOTE IS IMPORTANT. PLEASE SIGN AND RETURN THE ACCOMPANYING PROXY CARD WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON.

     You may revoke your proxy at any time before it is actually voted at the meeting by:

     o delivering written notice of revocation to the Secretary at SJW Corp., 374 West Santa Clara Street, San Jose, California 95113;

     o    submitting a later dated proxy; or

     o    attending the meeting and voting in person.


     Your attendance at the meeting will not, by itself, constitute a revocation of your proxy.

     You may also be represented by another person present at the meeting by executing a form of proxy designating that person to act on your behalf. Shares may only be voted by or on behalf of the record holder of shares as indicated in the stock transfer records of the Corporation. If you are a beneficial owner of shares, but those shares are held of record by another person such as a stock brokerage firm or bank, then you must provide voting instructions to the appropriate record holder so that such person can vote those shares. In the absence of such voting instructions from you, the record holder may not be entitled to vote those shares.

Proxy Solicitation Costs

     The Corporation will bear the entire cost of this solicitation of proxies, including the preparation, assembly, printing, and mailing of this proxy statement, the proxy, and any additional solicitation materials that the Corporation may provide to shareholders. Copies of solicitation materials will be provided to brokerage firms, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward the solicitation material to such beneficial owners. The Corporation will reimburse the brokerage firms, fiduciaries and custodians holding shares in their names for reasonable expenses incurred by them in sending solicitation materials to its beneficial shareholders. The solicitation of proxies will be made by regular or commercial mail and may also be made by telephone, telegraph, facsimile or personally by directors, officers and employees of the Corporation who will receive no extra compensation for such services.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS


General

     Nine (9) directors, constituting the entire Board of Directors, are to be elected at the annual meeting, to hold office until the next annual meeting and until a successor for such director is elected and qualified, or until the death, resignation or removal of such director.

     Unless individual shareholders specify otherwise, each returned proxy will be voted FOR the election of the nine nominees who are listed below, each of whom has been nominated by the existing Board of Directors upon the recommendation of the Nominating & Governance Committee. Robert A. Van Valer was recommended as a nominee by George E. Moss, a non-management director. All other nominees are current directors of SJW Corp., San Jose Water Company, SJW Corp.'s wholly owned public utility water corporation subsidiary, and SJW Land Company, SJW Corp.'s wholly owned real estate development company subsidiary. The number of directors will be increased from eight to nine effective at the annual meeting. SJW Corp. intends to appoint all persons elected as directors of SJW Corp. at the annual meeting to be the directors of San Jose Water Company and SJW Land Company for a concurrent term.

     In the unanticipated event that a nominee is unable or declines to serve as a director at the time of the annual meeting, proxies will be voted for any nominee named by the present Board of Directors to fill the vacancy. As of the date of this proxy statement, SJW Corp. is not aware of any nominee who is unable or will decline to serve as a director.

     The following sets forth certain information concerning the nominees for directors of SJW Corp.:

                                        Director     Position with
Name                           Age        Since      the Corporation              Committee Membership
----                           ---        -----      ---------------              --------------------
Mark L. Cali                   40         1992      Director                      Executive Compensation Committee (Chair)
                                                                                  Nominating & Governance Committee

J. Philip DiNapoli             66         1989      Director                      Audit Committee
                                                                                  Real Estate Committee

Drew Gibson                    63         1986      Chairman of the Board         Executive Committee (Chair)
                                                                                  Executive Compensation Committee
                                                                                  Nominating & Governance Committee
                                                                                  Real Estate Committee (Chair)

Douglas R. King                63         2003      Director                      Audit Committee (Chair)
                                                                                  Nominating & Governance Committee

George E. Moss                 74         1985      Director                      Executive Committee
                                                                                  Executive Compensation Committee


                                        Director     Position with
Name                           Age        Since      the Corporation              Committee Membership
----                           ---        -----      ---------------              --------------------
W. Richard Roth                53         1994      President, Chief Executive    Executive Committee
                                                    Officer and Director          Real Estate Committee

Charles J. Toeniskoetter       61         1991      Director                      Nominating & Governance Committee (Chair)
                                                                                  Real Estate Committee

Frederick R. Ulrich, Jr.       62         2001      Director                      Audit Committee
                                                                                  Executive Compensation Committee

Robert A. Van Valer            56          N/A      N/A                           N/A


Business Experience of Nominees

     Mark L. Cali, Attorney at Law, a principal with the firm of Clark, Cali and Negranti, LLP since 1996. Mr. Cali holds a California Real Estate Broker's license and is Vice-President of Arioto-Cali Properties.

     J. Philip DiNapoli, Attorney at Law, former Chairman of Comerica California Inc. (California bank holding company). He serves as a director of Comerica, Inc. (bank holding company) and Comerica Bank-California (bank holding company). He served as Chairman of Citation Insurance Company (workers' compensation specialty carrier) until 1996. He is also the owner of DiNapoli Development Company (real estate development and investment company).

     Drew Gibson, Principal of Gibson Speno, LLC (real estate development and investment company) between 2000 and 2002, and director of Preferred Community Management, Inc. (real estate management company) since 2002. He has also been a director of Celluphone, Inc. (Los Angeles-based cellular agent) since 1991.

     Douglas R. King, Retired as an audit partner of Ernst & Young, LLP in 2002. Mr. King began his career at Ernst & Young in Tulsa, Oklahoma in 1970. During his career he was the audit partner on large, complex public registrants and managed Ernst & Young's San Francisco office. Mr. King is a Certified Public Accountant with a Masters Degree in Business Administration from the University of Arkansas.

     George E. Moss, Vice Chairman of the Board of Roscoe Moss Manufacturing Company (manufacturer of steel water pipe and well casing) since 1984. Mr. Moss was formerly President of the Roscoe Moss Company (holding company) until 1984.

     W. Richard Roth, President and Chief Executive Officer of the Corporation, San Jose Water Company and SJW Land Company. Mr. Roth was appointed Chief Executive Officer of SJW Corp. in 1999 and President in 1996. Prior to becoming President, he was Chief Financial Officer and Treasurer of the Corporation from 1990 to 1996 and Vice President from April 1992 until October 1996.

     Charles J. Toeniskoetter, Chairman of TBI Construction and Construction Management, Inc. since 2004, and Chairman and Chief Executive Officer of Toeniskoetter & Breeding, Inc. Development (a real estate development company) since 1983. He also serves as a director of Redwood Trust, Inc. (real estate investment trust) and Heritage Commerce Corp. (bank holding company).

     Frederick R. Ulrich, Jr., Retired. Mr. Ulrich graduated from West Point and the Harvard Business School. From 1972 to 1982 he was a member of the corporate finance departments of Morgan Stanley & Co. and Warburg Paribas Becker. From 1982 through 2001, Mr. Ulrich was a consultant to corporations regarding mergers and acquisitions and an equity investor in leveraged buyouts.

     Robert A. Van Valer, President of Roscoe Moss Manufacturing Company (manufacturer of steel water pipe and well casing) since 1990. Mr. Van Valer is responsible for all manufacturing, sales and marketing, financial and administrative functions.

     No nominee has any family relationship with any other current director, nominee or with any executive officer. Other than Mr. Roth, whose employment relationships with SJW Corp., San Jose Water Company and SJW Land Company are described above, no nominee is or has been employed by SJW Corp. or its subsidiaries during the past five years.

Independent Directors

     The Board of Directors has affirmatively determined that each of its current directors, other than W. Richard Roth, SJW Corp.'s President and Chief Executive Officer, is independent within the meaning of the New York Stock Exchange director independence standards, as currently in effect. The Board of Directors also determined that Robert A. Van Valer will be independent, if elected.

     In connection with its determination of independence for Charles J. Toeniskoetter, the Board of Directors reviewed Mr. Toeniskoetter's relationships with the Corporation through 444 West Santa Clara Street, L.P., which is described in more detail under the section titled "Certain Relationships and Related Transactions". The Board has concluded that the relationship does not preclude Mr. Toeniskoetter from being independent based on the following considerations. SJW Land Company, the Corporation's wholly owned subsidiary, is a limited partner of 444 West Santa Clara Street, L.P. SJW Land Company received its limited partnership interest in exchange for an in-kind contribution of raw land to 444 West Santa Clara Street, L.P. in connection with its formation in 1999. SJW Land Company's objective in forming the partnership was to convert raw land into a valuable asset through the skills of the principals of the general partner, including Mr. Toeniskoetter. SJW Land Company does not have operational control over the partnership, is not subject to any recourse for the indebtedness of the partnership and is not liable for any other obligations of the partnership. In addition, the payments made by the partnership to the general partner, TBI-444 West Santa Clara Street, L.P., an entity controlled by Mr. Toeniskoetter, are made solely out of the income and assets of the partnership. These amounted to approximately $60,000 in 2005 and future annual payments are expected to remain consistent with the payments in 2005, amounts which are not significant to Mr. Toeniskoetter's development and property management business. Consequently, the Board of Directors believes that Mr. Toeniskoetter is not subject to undue influence with respect to 444 West Santa Clara Street, L.P., or in his capacity as a director, by the Board of Directors or management of the Corporation.

     In connection with the determination of independence for George E. Moss and Robert A. Van Valer, the Board of Directors considered the Corporation's relationship with Roscoe Moss Manufacturing Company, an intermittent supplier of the Corporation and of which Mr. Moss is Vice Chairman of the Board, Mr. Van Valer is the President and each is a significant stockholder. In 2003, Roscoe Moss Manufacturing Company sold approximately $35,000 of water well casing and screens to the Corporation. There were no sales to SJW Corp. in 2004 or 2005. The Board of Directors concluded that this relationship would not impair the independence of Messrs. Moss and Van Valer in light of the fact that the sales of Roscoe Moss Manufacturing Company to SJW Corp. were far less than 1% of gross revenues of each entity in 2003.

     Each of the other independent directors has no relationship with the Corporation other than being a director and/or shareholder of SJW.

     In addition, the Board of Directors has determined that the members of the Audit Committee meet the additional independence criteria promulgated by the New York Stock Exchange for audit committee membership.

Board Committees

     The Board of Directors has a standing Audit Committee, an Executive Committee, an Executive Compensation Committee, a Nominating & Governance Committee and a Real Estate Committee.

     Audit Committee

     The Audit Committee assists the Board of Directors in its oversight of the integrity of the financial reports and other financial information provided by the Corporation to any governmental body or the public, the Corporation's compliance with legal and regulatory requirements, the Corporation's systems of internal controls, the qualifications and independence of the independent accountants, and the quality of the Corporation's accounting and financial reporting processes generally. The Board of Directors has determined that Mr. King is an "audit committee financial expert" as defined in Securities and Exchange Commission rules. Mr. King is "independent", as that term is used in
Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934. The Audit Committee held nine meetings during fiscal year 2005. On October 27, 2005, the Board of Directors adopted a revised Audit Committee charter. A copy of the current Audit Committee charter is attached as Appendix A to this proxy statement. Such charter may also be found at the Corporation's website at www.sjwater.com/corp/shareholders.jsp or may be obtained by mailing a request for a copy to the Secretary of the Corporation at the above address.

     Executive Committee

     The Executive Committee assists the Board of Directors in its oversight of the Corporation by exercising the authority of the Board of Directors to the extent permitted by law and by the Corporation's By-Laws under those circumstances where (1) action is required at a time when it would not be practical to convene a meeting of the full Board or (2) the matter to be acted upon is sufficiently routine as to not warrant a meeting of the full Board. The Executive Committee held two meetings during fiscal year 2005.

     Executive Compensation Committee

     The Executive Compensation Committee assists the Board of Directors in its responsibilities with respect to the compensation of the Corporation's executive officers and other key employees, and administers all employee benefit plans, including the Corporation's Long-Term Incentive Plan and any other equity incentive  plans  that may be  adopted  by the  Corporation.  Additionally,  the
Executive Compensation Committee is authorized to review and approve the compensation payable to the Corporation's executive officers and other key employees, approve all perquisites, equity incentive awards and special cash payments made or paid to executive officers and other key employees, and approve severance packages with cash and/or equity components for the executive officers. The Executive Compensation Committee held five meetings during fiscal year 2005. The Executive Compensation Committee has a charter, a copy of which
may      be      found      at      the      Corporation's       website      at
www.sjwater.com/corp/shareholders.jsp. Such charter may also be obtained by mailing a request for a copy to the Secretary of the Corporation at the above address.

     Nominating & Governance Committee

     The Nominating & Governance Committee is charged by the Board with reviewing and proposing changes to the Corporation's corporate governance policies, developing criteria for evaluating performance of the Board of Directors, determining the requirements and qualifications for members of the Board of Directors and proposing to the Board of Directors nominees for the position of director of the Corporation. The Board had determined that all of the members of the Nominating & Governance Committee are independent as defined under the independence standards for nominating committee members in the listing standards for the New York Stock Exchange. The Nominating & Governance Committee held four meetings during fiscal year 2005. The Nominating & Governance Committee has a charter and Corporate Governance Policies, which may be found at the Corporation's website at www.sjwater.com/corp/shareholders.jsp, or may be obtained by mailing a request for a copy to the Secretary of the Corporation at the above address.

     On October 28, 2004, the Board of Directors approved the "Policies and Procedures of the Nominating & Governance Committee for Nomination for Directors" (the "Policies and Procedures"). The Policies and Procedures specify director selection criteria for the Nominating & Governance Committee to consider, and procedures for identifying and evaluating director candidates for the Nominating & Governance Committee to follow, when executing its duty to recommend director nominees at the annual meeting of shareholders. The Policies and Procedures also specify steps a shareholder must take in order to properly recommend director candidates which the Nominating & Governance Committee will consider. All candidates for director must generally meet the criteria set forth in the Policies and Procedures, a copy of which can be found at the Corporation's website at www.sjwater.com/corp/shareholders.jsp, and can also be obtained by mailing a request for a copy to the Secretary of the Corporation at the above address.

     The criteria address the specific qualifications that the Nominating & Governance Committee believes must be met by each nominee prior to recommendation by the Committee for a position on the Corporation's Board of Directors. In particular, the criteria address the specific qualities or skills that the Nominating & Governance Committee believes are necessary for one or more of the Corporation's directors to possess in order to fill the Board, committee chairman and other positions and to provide the best combination of experience and knowledge on the Board and its committees. These criteria include: highest professional and personal ethical standards; ability to contribute insight and direction to achieve the Corporation's goals; skills and expertise relative to the entire make-up of the Board; experience in effective oversight and decision-making, including experience on other boards; ability and willingness to serve a full term with consistent attendance; first-hand business experience in the industry; and independence as determined under the New York Stock Exchange and SEC rules and regulations. The Nominating & Governance Committee and the Board evaluate and update the criteria at their discretion, and compliance with some or all of the criteria alone does not confer the right to further consideration of a candidate.

     The steps a shareholder must take in order to properly recommend director candidates which the Committee will consider include submission via mail to the attention of the Nominating & Governance Committee at the address of the Corporate Secretary, SJW Corp., 374 West Santa Clara Street, San Jose, California 95113, of a completed "Shareholder Recommendation of Candidate for
Director" form which can be found at the Corporation's website at www.sjwater.com/corp/shareholders.jsp or may be obtained by mailing a request for a copy of the form to the Secretary of the Corporation at the above address. Forms must be submitted not earlier than 210 days prior and not later than 120 days prior to the one-year anniversary of the date the proxy statement for the preceding annual meeting was mailed to shareholders. In addition to or in lieu of making a director candidate recommendation via the completed recommendation form, shareholders may nominate directly a person for election as a director at the annual meeting, see the section titled "Shareholder Proposals" on page 45 of this proxy statement for further information regarding shareholder nominations.

     Real Estate Committee

     The Real Estate Committee is charged with review of significant potential acquisitions or dispositions involving the real property interests of the Corporation and its subsidiaries and makes recommendations thereon to the Chief Executive Officer and the full Board. The Real Estate Committee held four meetings during fiscal year 2005.

Shareholder Communications with the Board

     Communications to the Board of Directors may be submitted by email to boardofdirectors@sjwater.com or by writing to SJW Corp., Attention: Corporate Secretary, 374 West Santa Clara Street, San Jose, California 95113. The Board relies upon the Corporate Secretary to forward written questions or comments to named directors or committees, as appropriate. General comments or inquiries from security holders are forwarded to the appropriate individual within the Corporation, including the President or Chairman, as appropriate.

     Interested   parties  may  make  their  concerns  known  to  non-management directors on a confidential and anonymous basis by calling the Corporation's toll free hotline. The toll free hotline is 1-888-883-1499.

Code of Ethical Business Conduct

     The Corporation has adopted a Code of Ethical Business Conduct (the "Code") that applies to the directors, officers and employees of the Corporation. A copy of the Code can be found at the Corporation's website at www.sjwater.com/corp/shareholders.jsp or may be obtained by mailing a request for a copy to the Secretary of the Corporation at the above address.

Board Meetings

     During 2005 there were four regular meetings and two special meetings of the Board of Directors. Each director attended or participated in 75% or more of the aggregate of (i) the total number of regular and special meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board on which such director served during the 2005 fiscal year. Mr. Gibson was chosen to preside at all executive sessions of the non-management directors.

     Although the Corporation does not have a formal policy regarding attendance by members of the Board of Directors at the annual meetings of shareholders, directors are encouraged to attend the annual meeting of shareholders. All of the directors of SJW Corp. attended the 2005 annual meeting of shareholders.

Compensation of Directors

     Directors Annual Retainer and Meeting Fees

     SJW Corp.,  San Jose Water  Company and SJW Land  Company pay each of their
non-employee   directors  annual  retainers  of  $6,000,   $16,000  and  $5,000,
respectively.

     The meeting fees for the Chairman of the Board of SJW Corp., San Jose Water Company and SJW Land Company are $5,000, $5,000 and $2,500, respectively, for each Board meeting attended in person. The meeting fees are the same for attending Board and Committee meetings held telephonically.

     The meeting fees for the Chairman of SJW Corp.'s Audit Committee and the Chairman of the other SJW Corp. Board Committees are $3,000 and $2,000, respectively, for each Committee meeting attended in person. The meeting fees are the same for attending Board and Committee meetings held telephonically.

     All other non-employee directors of SJW Corp. and San Jose Water Company are paid $1,000 for each Board or Committee meeting attended in person and all other non-employee directors of SJW Land Company are paid $500 for each Board meeting attended in person. The meeting fees are the same for attending Board and Committee meetings held telephonically.

     In the event a non-employee director attends an in-person Board or Committee meeting by telephone, he or she is entitled to receive the meeting fees set forth above for the first meeting attended by telephone in a calendar year and half of such meeting fees for subsequent meetings attended by telephone in the same calendar year.

     Long-Term Incentive Plan

     Non-employee directors are currently eligible to participate in two special programs implemented for them under SJW Corp.'s Long-Term Incentive Plan, as amended ("Incentive Plan" or "LTIP"), and will also be eligible to participate in any other programs now or hereafter established under such plan. The two programs currently in effect may be summarized as follows:

        1. Deferral Election Program for Non-Employee Board Members

     Pursuant to the Corporation's Deferral Election Program for Non-Employee Board Members (the "Deferral Program"), each non-employee Board member has the opportunity to defer either 50% or 100% of his or her annual Board retainer fee in the form of a deferred restricted stock award. Additionally, each non-employee Board member will also be entitled to defer 100% of his or her fees for attending pre-scheduled Committee and Board meetings, starting with the 2007 calendar year. The deferral election is irrevocable and must be made by each non-employee Board member prior to the start of the year for which the fees are to be earned. The deferred fees will be converted into a deferred stock award on the first business day of the calendar year to which those fees relate by dividing the deferred amount by the fair market value of one share of the Corporation's common stock on the immediately preceding business day. The deferred stock award will vest in twelve equal monthly installments over the director's period of continued Board service during the year to which the deferred fees relate. To the extent vested, the deferred stock award will be paid in shares of common stock under the LTIP upon the director's termination of Board service. The shares may be issued either in a single lump or in annual installments, as elected by the director in his or her deferral election related to that award.

     Messrs. DiNapoli, Gibson, King and Moss each elected to defer 100% of their 2005 annual retainer fees in return for deferred restricted stock awards covering 1,484 shares each for a total of 5,936 shares of SJW Corp.'s common stock.

        2. Directors Deferred Restricted Stock Program

     Pursuant to the Corporation's Deferred Restricted Stock Program (the "Stock Program"), each non-employee Board member who commences Board service on or after April 29, 2003, will be granted a deferred restricted stock award on the third business day following each annual meeting of shareholders, beginning with the annual meeting which is at least six (6) months following his or her initial election or appointment to the Board, at which he or she continues to serve as a non-employee Board member. These deferred restricted stock awards will be made annually for the first 10 years of Board service, and the number of shares of the Corporation's common stock subject to each annual reward will be determined by dividing the retainer fees payable per director for service on the board of directors of the Corporation and its subsidiaries for that year by the fair market value of one share of the Corporation's common stock on the grant date. The shares subject to the annual deferred restricted stock awards will be issued from the LTIP upon the director's termination of Board service. The shares may be issued either in a single lump sum or in up to 10 annual installments, as elected by the director at the time of his or her initial entry into the Stock Program. Because each of the individuals who served as non-employee Board members during the 2005 fiscal year commenced such service before April 29, 2003, no awards were made under the Stock Program during 2005 to the non-employee directors.

     Each non-employee Board member who commenced service prior to April 29, 2003 and participated in the Director Pension Plan was given the opportunity during the 2003 calendar year to irrevocably elect to convert his or her accumulated benefit under that plan into a deferred restricted stock award under the Stock Program. The accumulated benefit of each director who made such an election was converted, on September 2, 2003, into a deferred restricted stock award of comparable value based on the fair market value per share of the Corporation's common stock on such date. The award vests in 36 monthly installments over the director's period of continued Board service.

     In accordance with the foregoing, Messrs. Cali, DiNapoli, Gibson, Moss and Toeniskoetter elected to have their existing Director Pension Plan benefits converted into deferred restricted stock pursuant to the Stock Program. As a result, Messrs. Cali, DiNapoli, Gibson, Moss and Toeniskoetter each had $270,000 in Pension Plan benefits converted into an award for 19,014 shares of deferred restricted stock, based on a fair market value of $14.20 per share on September 2, 2003.

     Messrs. Ulrich and King continue to participate in the Director Pension Plan. Under that plan, Messrs. Ulrich and King will each receive a series of annual cash payments following their cessation of service as a director of SJW Corp., San Jose Water Company or SJW Land Company, as the case may be. The annual payment will be equal to the most recent rate of annual cash retainer payable per director and will be paid to them or their estate, for the number of years they served on the board, up to a maximum of 10 years.

     Directors who elected to convert their accumulated Director Pension Plan benefits into deferred restricted stock in 2003, and each non-employee member of the Board who commences Board service on or after April 29, 2003, are not eligible to participate in the Director Pension Plan.

     Dividend Equivalent Rights

     Dividend Equivalent Rights ("DERs") are part of the deferred restricted stock awards made to the non-employee directors under the Deferral and Stock Programs. Pursuant to those DERs, each non-employee director's deferred stock account will be credited, each time a dividend is paid on the Corporation's common stock, with a dollar amount equal to the dividend paid per share multiplied by the number of shares at the time credited to the deferred stock account, including the number of shares previously credited to the account by reason of the DERs. As of the first business day in January of each year, the cash dividend equivalent amounts so credited in the immediately preceding year will be converted into additional shares of deferred restricted stock by dividing such cash amount by the average of the fair market value of the common stock on each of the dates in the immediately preceding year on which dividends were paid. The additional shares of common stock that are credited based on such DERs will vest in the same manner as the deferred restricted stock awards to which they are attributable and will be paid out upon the director's termination of Board service. Such shares may be issued, either in a single lump sum or in up to 10 annual installments, as elected by the director.

     On January 3, 2006, the following non-employee Board members were credited with additional shares of deferred restricted stock pursuant to their DERs: Mr. Cali, 462 shares; Mr. DiNapoli, 556 shares; Mr. Gibson, 556 shares; Mr. King, 94 shares; Mr. Moss, 556 shares; and Mr. Toeniskoetter, 462 shares.

     Expense Reimbursement Policies

     Under the  Corporation's  Director  Compensation and Expense  Reimbursement
Policies, each non-employee director will be reimbursed for all reasonable expenses incurred in connection with his or her attendance at SJW Corp., San Jose Water Company ("SJWC") or SJW Land Company ("Land Company") Board Meetings, Committee Meetings or other meetings organized by the Corporation, SJWC or Land Company. Such reimbursements include the expense of traveling by non-commercial aircraft if within 1,000 miles of the Corporation's headquarters and approved by the Chairman of the Board, and the expense of traveling first class for any travel within the United States. A copy of the Director Compensation and Expense Reimbursement Policies is attached as Exhibit 10.1 to the Form 8-K filed on February 3, 2006.

Recommendation of the Board of Directors

     The Board of Directors recommends that shareholders vote FOR the election of the nine nominees listed on pages 4 and 5.

                                   PROPOSAL 2

                       LONG-TERM INCENTIVE PLAN AMENDMENT

General

     Shareholders are being asked to approve an amendment to the Corporation's Long-Term Incentive Plan (the "Incentive Plan") which will provide the Executive Compensation Committee of the Corporation's Board of Directors with broader authority to design and structure awards under the Incentive Plan that will serve as substantial incentive vehicles to attract and retain the services of qualified and experienced non-employee Board members. The amendment (the "Plan Amendment") would also effect a series of technical revisions to the Incentive Plan to reflect recent developments in the laws, regulations, and accounting principles applicable to the plan. The Plan Amendment was adopted by the Corporation's Board of Directors (the "Board") on January 31, 2006, and will become effective upon shareholder approval of this proposal at the annual meeting. In the event that shareholder approval is not obtained, the Plan Amendment will not be implemented. A copy of the Plan Amendment is attached as Appendix B.

Purpose and Effect of Plan Amendment

     The primary purpose of the Plan Amendment is to expand and enhance the authority of the Executive Compensation Committee to utilize any or all of the various forms of awards currently authorized under the Incentive Plan in implementing equity compensation programs to attract and retain non-employee Board members. At present, the non-employee Board members receive equity awards under the Incentive Plan through two formulaic programs: (i) the deferral fee program which allows them to defer both their annual retainer and their scheduled meeting fees in the form of deferred stock awards payable upon their cessation of Board service and (ii) an annual grant program pursuant to which they receive deferred stock awards following their initial election or appointment to the Board, and upon their subsequent re-election to the Board at each annual shareholders meeting. However, the latter program limits the number of years for which the non-employee Board members may receive such automatic awards to a maximum of 10 years or to a lesser number of years for certain non-employee Board members.

     The proposed amendment would provide the Executive Compensation Committee with the authority to make awards under the Incentive Plan in a more discretionary manner, subject only to (i) the express limitations currently set forth in the Incentive Plan and (ii) the new limitations imposed by the Plan Amendment, as summarized below. Accordingly, the Executive Compensation Committee would have the authority under the Plan Amendment to award stock options, stock appreciation rights, deferred stock rights, performance shares, dividend equivalent rights and stock bonuses to the non-employee Board members at such times, for such number of shares and subject to such terms and conditions as the Executive Compensation Committee determines is reasonable and appropriate under the circumstances. The terms and conditions of such awards may vary among the non-employee Board members on an individual by individual basis or may differ from the terms and conditions in effect for prior awards made to them. The Executive Compensation Committee would also have the authority to eliminate any existing limitations on the participation of non-employee Board members in current plan programs.

     However, the Executive Compensation Committee's discretion would at all times be subject to the following new limitations imposed by the Plan Amendment:

          (i) The  maximum  number  of  shares  of  common  stock  for which any non-employee Board member may be granted awards in a single calendar year will be limited to four thousand (4,000) shares, except that such limit would increase to ten thousand (10,000) shares for the calendar year in which a non-employee Board member is first appointed or elected to the Board, with each of the foregoing share limitations subject to appropriate adjustment from time to time for stock dividends, stock splits, recapitalizations and other similar transactions affecting the Corporation's outstanding common stock.

          (ii) Each award authorized by the Executive Compensation Committee will be subject to approval and ratification by a majority of the Board.

     However, the foregoing limitations shall not apply to awards made to a non-employee Board member in connection with such individual's election to convert all or a portion of the cash fees payable for Board or Board committee service or attendance at Board or Board committee meetings into shares of deferred restricted stock at the then current fair market value per share of common stock.

     Subject to the foregoing limitations, the Executive Compensation Committee will also have the discretion under the Plan Amendment to implement one or more automatic grant programs pursuant to which the non-employee Board members would receive awards in such amounts, at such times and subject to such terms as the Executive Compensation Committee may designate in advance. The Executive Compensation Committee could also implement one or more programs which provide the non-employee Board members with the opportunity to elect to receive specific types of awards, either on a current or deferred basis, in lieu of retainer or meeting fees otherwise payable to them in cash for their service as Board members and/or as members of one or more Board committees.

Plan Summary

     The following is a summary of the principal features of the Incentive Plan, as modified by the proposed Plan Amendment. The summary, however, does not purport to be a complete description of all the provisions of the Incentive Plan. Any shareholder who wishes at any time to obtain a copy of the actual Incentive Plan document may do so upon written request to the Corporate Secretary at the Corporation's principal executive offices in San Jose.

     Plan Adoption

     The Incentive Plan was originally adopted by the Board on March 6, 2002, and approved by the shareholders at the annual meeting held on April 18, 2002. The Incentive Plan was subsequently amended by the Board on March 3, 2003, and that amendment was approved by the shareholders at the 2003 annual meeting held on April 29, 2003.

     Types of Awards

     The following awards may be made under the Incentive Plan: (i) stock options, (ii) dividend units, (iii) performance shares, (iv) rights to acquire restricted stock, (v) stock bonuses, and (vi) stock appreciation rights. The principal features of each type of award are described below.

     Share Reserve

     A total of 1,800,000 shares of the Corporation's common stock have been reserved for issuance over the ten-year term of the Incentive Plan. Shares subject to any outstanding options or other awards under the Incentive Plan which remain unissued at the time those options or awards expire or terminate will be available for subsequent grant under the Incentive Plan. Any unvested shares issued under the Incentive Plan that are subsequently forfeited, or that are repurchased at a price not greater than the original issue price paid per share, upon the holder's termination of employment or service with the Corporation will be added back to the share reserve under the Incentive Plan and will accordingly be available for subsequent issuance.

     As of January 31, 2006, (i) options to purchase 165,902 shares were outstanding under the Incentive Plan and options for 1,592 shares had been exercised, (ii) dividend units pertaining to 12,294 shares were outstanding,
(iii) no performance  shares were  outstanding,  (iv) rights to acquire  208,186 shares of restricted stock were outstanding, (v) no stock bonuses had been awarded, (vi) no stock appreciation rights were outstanding, and (vii) 1,395,556 shares were available for future grants.

     No individual may receive awards covering more than six hundred thousand (600,000) shares in any calendar year. However, such limit does not apply to rights to acquire restricted stock, performance shares or stock bonuses which are not intended to qualify as "performance-based compensation" that is exempt from the $1 million limitation per covered individual which Section 162(m) of the Internal Revenue Code imposes on the deductibility of the compensation paid to certain of the Corporation's executive officers.

     In addition, the number of shares subject to awards made to a non-employee Board member is limited to four thousand (4,000) shares per calendar year, except that such limit is increased to ten thousand (10,000) shares for the calendar year in which the non-employee Board member is first appointed or elected to the Board. However, the foregoing limitations shall not apply to awards made to a non-employee Board member in connection with such individual's election to convert all or a portion of the cash fees payable for Board or Board committee service or attendance at Board or Board committee meetings into shares of deferred restricted stock at the then current fair market value per share of common stock.

     Eligibility

     Key Employees (including officers) and non-employee directors of the Corporation and its affiliated entities (whether now existing or subsequently established) are eligible to participate in the Incentive Plan. An entity will be deemed to be such an affiliated entity if (i) it is a member of a controlled group of corporations of which the Corporation is a member and each member in that group (other than the last member in the chain) owns securities representing at least eighty percent (80%) of the total value or combined voting power of the outstanding securities of at least one other member of that group or (ii) it is a corporation or other entity in which the Corporation owns at least twenty-five percent (25%) equity interest.

     As of January 31, 2006, four executive officers, seven non-employee Board members and approximately 30 other employees were eligible to participate in the Incentive Plan.

     Administration

     The Executive Compensation Committee has the exclusive authority to administer the Incentive Plan with respect to all eligible individuals, subject any Board review or approval requirements as the Board may establish from time to time. The Board may at any time replace the Executive Compensation Committee with another committee. The term "Plan Administrator" as used in this summary will mean the Executive Compensation Committee or any other committee appointed by the Board to replace the Executive Compensation Committee, to the extent each such entity is acting within the scope of its administrative jurisdiction under the Incentive Plan.

     Stock Options

     Grants. The Plan Administrator has complete discretion to determine which eligible individuals are to receive option grants, the time or times when those grants are to be made, the number of shares subject to each such grant, the status of any granted option as either an incentive stock option or a non-statutory option under the federal tax laws, the vesting schedule (if any) to be in effect for the option grant, and the maximum term for which any granted option is to remain outstanding.

     Price and Exercisability. Each granted option will have an exercise price per share not less than the fair market value per share of common stock on the grant date, and no granted option will have a term in excess of 10 years. The shares subject to each option will generally vest and become exercisable in a series of installments over a specified period of service measured from the grant date.

     The exercise price may be paid in cash or in shares of the Corporation's common stock. Outstanding options may also be exercised through a same-day sale program pursuant to which a brokerage firm will effect an immediate sale of the shares purchased under the option and pay over to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the exercise price for the purchased shares plus all applicable withholding taxes.

     Shareholder Rights/Assignability. An optionee will not have any shareholder rights with respect to the option shares until such optionee has exercised the option and paid the exercise price for the purchased shares. Options will generally not be assignable or transferable during the optionee's lifetime and may only be transferred after his or her death either by will or the laws of inheritance or through a beneficiary designation.

     Termination of Service. The Plan Administrator will determine on a grant-by-grant basis the period for which an option will remain outstanding and exercisable following cessation of employment or service. Generally, it is anticipated that an optionee will have a ninety (90)-day period following his or her termination date or (if shorter) the remainder of the option term to exercise his or her outstanding options for any shares in which the optionee is vested at the time of such termination, except that in certain circumstances approved by the Plan Administrator, such as termination due to death, disability, or retirement, the option may vest on an accelerated basis and an extended exercise period may be in effect. If employment is terminated for cause, the option will immediately terminate.

     Dividend Units

     Grants. The Plan Administrator has complete discretion to determine which eligible individuals will receive dividend units under the Incentive Plan, whether the dividend units will be granted alone or in tandem with other awards and the maximum term for which the units will remain outstanding. The amount payable per dividend unit will equal the aggregate dividends paid per share of the Corporation's outstanding common stock during the period the dividend unit remains outstanding.

     Payment. The amounts which become payable under each dividend unit may be paid either immediately as they accrue or on a deferred basis and may be settled either in cash or in shares of common stock, as specified by the Plan

Administrator. If dividend units are to be paid in common stock, the number of shares into which the cash accruals on those units are to be converted will be based on the fair market value per share of common stock on the date of conversion, a prior date or an average of such fair market value over a designated period, as the Plan Administrator may specify.

     Performance Shares

     Grants. The Plan Administrator has complete discretion to determine which eligible individuals will receive performance shares under the Incentive Plan. At the time of grant, the Plan Administrator will determine the number of performance shares covered by the award, the performance period and the performance goal or goals to be achieved. At the end of the performance period, the Plan Administrator will measure the actual level of attainment of each performance goal against the target level and determine the number of performance shares (if any) which will be payable to the participant.

     Performance Goals. The performance goals to which the performance shares may be tied include operating profits (including EBITDA), net profits, earnings per share, profit returns and margins, revenue, shareholder return and/or value (including economic value added or shareholder value added), stock price and working capital. Performance criteria may be measured solely on a corporate, subsidiary or business unit basis, or a combination thereof. The performance criteria may reflect absolute entity performance or a relative comparison of entity performance to the performance of a peer group of entities or other external measure of the selected performance criteria. Profit, earnings and revenues used for any performance criteria measurements will exclude gains or losses on operating asset sales or dispositions, asset write-downs, litigation or claim judgments or settlements, accruals for historic environmental obligations, effect of changes in tax law or rate on deferred tax liabilities, accruals for reorganization and restructuring programs, uninsured catastrophic property losses, the cumulative effect of changes in accounting principles, and any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management's discussion and analysis of financial performance appearing in the Corporation's Annual Report on Form 10-K or annual report to shareholders for the applicable year.

     The designated performance goals provide the Plan Administrator with flexibility to structure certain awards under the Incentive Plan so that they will qualify as performance-based compensation which will not be subject to the $1 million limitation per covered individual which Section 162(m) of the Internal Revenue Code imposes on the deductibility of the compensation paid to certain of the Corporation's executive officers.

     Payment. The Plan Administrator has complete discretion to determine whether awards will be paid in cash, common stock, or a combination of cash and common stock.

     Rights to Acquire Restricted Stock

     Grants. The Plan Administrator has complete discretion to determine which eligible individuals will receive rights to acquire restricted stock. Rights to acquire restricted stock will in most instances be granted at no investment cost to the recipient and will entitle the recipients to receive the underlying shares upon the Corporation's attainment of designated performance goals or completion of a specified service period. The Plan Administrator will have complete discretion to determine which eligible individuals are to receive such rights to acquire restricted stock, the time or times when those rights are to be awarded, the number of shares subject to each such award and the performance or service vesting requirements to be in effect for the awarded rights.

     Vesting. The shares underlying a right to acquire restricted stock may vest upon the recipient's completion of a designated service period or upon the Corporation's attainment of pre-established performance goals, and those shares may be issued immediately upon vesting or at a designated time thereafter. Outstanding rights to acquire restricted stock will automatically terminate, and no shares of common stock will actually be issued in satisfaction of those rights, if the performance goals or service requirements established for those awards are not attained. The Plan Administrator, however, will have the discretionary authority to issue shares of common stock in satisfaction of one or more outstanding rights to acquire restricted stock as to which the performance goals or service requirements are not satisfied. However, no vesting requirements tied to the attainment of performance objectives may be waived with respect to awards which were intended at the time of issuance to qualify as performance-based compensation under Internal Revenue Code Section 162(m), except in the event of certain involuntary terminations or changes in control or ownership.

     Director Deferral Fee Program. The Executive Compensation Committee has established a deferral fee election fee program for the non-employee Board members pursuant to the deferred restricted stock features of the Incentive Plan. Pursuant to that program as currently in effect, each non-employee Board member may elect to have either 50% or 100% of his or her annual Board or Board committee retainer fees and/or (effective as of January 1, 2007) 100% of his or her Board and Board committee meeting fees converted into a deferred restricted stock award. The number of shares subject to each such award will be calculated by dividing the amount of the deferred fees by the fair market value of the Corporation's common stock on the last business day of the year immediately preceding the year in which those fees are to be earned. The awards will generally be made on the first business day of the year in which the deferred fees are to be earned and will vest in monthly installments over the Board member's continued service during that year. The deferred stock awards which so vest will be paid in shares of common stock upon the Board member's cessation of service, with such payment to be either in a single lump or in annual installments. Dividend equivalent rights ("DERs") will also be granted with respect to the shares subject to each non-employee Board member's deferred stock award. The phantom dividends accumulated pursuant to the DERs will be converted, as of the first business day in January of each year, by dividing (i) the accumulated phantom dividends for the preceding year by (ii) the average of the fair market value of the common stock on each of the dates in the immediately preceding year on which dividends were paid, and the shares resulting from such conversion will also have DERs. The additional shares of common stock attributable to the DERs will vest and be paid at the same time and in the same manner as the deferred stock awards to which they pertain.

     Stock Bonuses

     Grants. The Plan Administrator has complete discretion to determine which eligible individuals will receive stock bonuses. The Plan Administrator may grant stock bonuses in consideration for past services or may grant such bonuses upon the attainment of designated performance goals or completion of a specified service period. The Plan Administrator has complete discretion to determine which eligible individuals are to receive stock bonuses, the time or times when awards are to be made, the number of shares covered by each stock bonus and the performance or service vesting requirements (if any) to be in effect for the stock bonus.

     Vesting. The shares awarded under a stock bonus may be fully and immediately vested upon issuance or may vest upon the recipient's completion of a designated service period or upon the Corporation's attainment of pre-established performance goals. However, no shares awarded under a stock bonus that are subject to vesting will be issued until the applicable vesting requirements are satisfied. The Plan Administrator, however, will have the discretionary authority to issue shares of common stock in satisfaction of one or more outstanding stock bonuses as to which the performance or service vesting requirements are not satisfied. However, no vesting requirements tied to the attainment of performance objectives may be waived with respect to awards which were intended at the time of issuance to qualify as performance-based compensation under Internal Revenue Code Section 162(m), except in the event of certain involuntary terminations or changes in control or ownership.

     Stock Appreciation Rights

     Grants. The Plan Administrator has complete discretion to determine which eligible individuals will receive stock appreciation rights under the Incentive Plan. Stock appreciation rights may be granted in tandem with other awards under the Incentive Plan or as stand-alone awards. Tandem stock appreciation rights provide recipients with the right to surrender the award to which those rights are tandem for an appreciation distribution from the Corporation equal in amount to the excess of (a) the fair market value of the vested shares of common stock subject to the surrendered award over (b) the aggregate exercise price payable for those shares. Such appreciation distribution may, at the discretion of the Plan Administrator, be made in cash or in shares of common stock. Stand-alone stock appreciation rights will entitle recipients to a distribution from the Corporation in an amount payable in cash or stock equal to the excess of (a) the fair market value of the common stock as to which such right is exercised over
(b) the exercise price in effect for that stock appreciation right. Such exercise price may not be less than the fair market value of the underlying shares of common stock on the grant date.

     Option Grants

     The following table sets forth, as to the Chief Executive Officer and the Corporation's three other most highly compensated executive officers (with base salary and bonus in excess of $100,000) for 2005 and the other individuals and groups indicated, the number of shares of common stock subject to option grants made under the Incentive Plan for the period beginning January 1, 2005 and ending January 31, 2006, together with the weighted average exercise price payable per share.

                                                OPTION TRANSACTIONS
                                                                              Number of Shares   Weighted Average
                                                                                Underlying        Exercise Price
Name and Position                                                                 Options          Per Share($)
-----------------                                                                 -------          ------------
W. Richard Roth, President and Chief Executive Officer                            33,452            $ 17.63
George  J. Belhumeur, Senior Vice President - Operations                           2,508            $ 17.63
Angela Yip,  Chief Financial Officer and Treasurer                                 2,508            $ 17.63
R. Scott Yoo, Chief Operating Officer                                             16,508            $ 26.16

All current executive officers as a group (4 persons).......................      54,976            $ 20.19
All current non-employee directors as a group (7 persons)...................           0                n/a
All employees, including current officers who are not executive officers, as
  a group...................................................................      57,484            $ 20.08

     The option grants made to Mr. Roth, Ms. Yip, Mr. Belhumeur, and Mr. Yoo contain dividend equivalent rights which will provide such individuals with phantom dividends on the underlying option shares, with such amounts to be converted into additional shares of common stock and paid out at a designated date following the vesting of the option shares.

     Deferred Restricted Stock Awards

     The following table sets forth, as to the Chief Executive Officer and the Corporation's three other most highly compensated executive officers for 2005 and the other individuals and groups indicated, the number of shares of common stock subject to deferred restricted stock awards made under the Incentive Plan during the period beginning January 1, 2005, and ending January 31, 2006. Each share of deferred restricted stock will entitle the holder to one share of the Corporation's common stock, without payment of any cash consideration, when that share becomes issuable either upon vesting or on the designated issuance date following such vesting. The deferred restricted stock awards also include dividend equivalent rights on the underlying shares of common stock, with the phantom dividends to be paid out in cash or converted into additional shares of common stock and paid out at a designated date following the vesting of the deferred stock awards.

                        DEFERRED RESTRICTED STOCK AWARDS

                                                                    Number of
Name and Position                                              Underlying Shares
-----------------                                              -----------------
W. Richard Roth, President and Chief Executive Officer (1)         23,954
George  J. Belhumeur, Senior Vice President - Operations              284
Angela Yip,  Chief Financial Officer and Treasurer                    262
R. Scott Yoo, Chief Operating Officer                                 448

All current executive officers as a group (4 persons)              24,948
All current non-employee directors as a group (7 persons)          16,740
All employees, including current officers who
  are not executive officers, as a group                           25,420

(1) Includes 14,000 restricted stock units issued to Mr. Roth on January 30, 2006, under the Corporation's Long-Term Incentive Plan. The units will vest in four successive equal annual installments over the four-year period of service measured from the award date. The restricted stock units include dividend equivalent rights under which the accumulated amounts will vest and be paid out in cash as the shares underlying the units vest and are issued. The restricted stock units will vest and the underlying shares will be immediately issued upon certain changes of control of the Corporation or upon Mr. Roth's termination of employment under certain defined circumstances.

     Other Awards

     No awards of stock appreciation rights, performance shares, stock bonuses or stand-alone dividend units were made during the period from January 1, 2005 to January 31, 2006.

     New Plan Benefits Under the Plan Amendment

     As of January 31, 2006, no awards had been made under the Incentive Plan on the basis of the Plan Amendment which is the subject of this proposal.

     General Plan Provisions

     Valuation. For all valuation purposes under the Incentive Plan, the fair market value per share of common stock is deemed equal to the closing selling price per share on that date on the New York Stock Exchange. On January 31, 2006, the closing selling price of the Corporation's common stock was $25.50 per share.

     Vesting Acceleration. The Plan Administrator has complete discretion under the Incentive Plan to determine the effect that certain change in control or ownership transactions will have upon the term, exercisability, vesting and/or payment and settlement of outstanding awards. Such change in control or ownership transactions include changes in the beneficial ownership of the Corporation's common stock, the sale of its assets, any merger, consolidation, spin-off, reorganization or other similar corporate transaction, or the liquidation of the Corporation. Accordingly, such a transaction may result in acceleration in whole or in part of the vesting, exercisability and/or settlement of awards immediately upon the occurrence of the transaction or upon certain terminations of service within a specified period following such transaction.

     Outstanding awards include provisions for acceleration of vesting upon certain changes in control, as defined in the award agreement, or upon either an involuntary termination without cause or a voluntary termination for good reason (as defined in the award agreement) that occurs in anticipation of, or within twenty-four (24) months after, the change in control.

     The acceleration of vesting in the event of a change in the ownership or control of the Corporation is intended to provide employees with an incentive to remain in employment during periods when there is potential for a change in control of the Corporation and to participate in and facilitate transactions that might otherwise result in the termination of their employment. However, under certain circumstances, acceleration of vesting may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Corporation.

     Changes in Capitalization. In the event any change is made to the number of outstanding shares of common stock by reason of any stock dividend, stock split or other subdivision or combination of shares, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the Incentive Plan, (ii) the maximum number and/or class of securities for which any one person may be granted certain awards under the Incentive Plan per calendar year, (iii) the maximum number and/or class of securities for which any one new or continuing non-employee Board member may be granted awards under the Incentive Plan in any calendar year and (iv) the number or class of securities, and exercise or issue price (if applicable) for the shares of common stock subject to outstanding awards under the Incentive Plan. Such adjustments will be designed to preclude any dilution or enlargement of benefits under the Incentive Plan or the outstanding awards thereunder.

     Special Tax Withholding. The Plan Administrator may provide one or more holders of options or other awards under the Incentive Plan, with the right to have the Corporation withhold a portion of the shares otherwise issuable to such individuals in satisfaction of the withholding taxes to which they may become subject in connection with the exercise, vesting or settlement of those awards. Alternatively, the Plan Administrator may allow such individuals to deliver previously acquired shares of common stock in payment of such withholding tax liability.

     Amendment and Termination. The Board may amend or terminate the Incentive Plan at any time, subject to any shareholder approval requirement pursuant to applicable laws and regulations, and the Plan Administrator may amend outstanding awards at any time. However, no such amendment or termination may impair a participant's rights under an outstanding award without his or her written consent. In no event, may an outstanding award be amended to lower the exercise price, or canceled in connection with a reissuance at a lower price, without shareholder approval. Unless sooner terminated by the Board, the Incentive Plan will terminate on March 5, 2012.

     Federal Income Tax Consequences

     The following is a summary of the Federal income taxation treatment applicable to the Corporation and the participants who receive awards under the Incentive Plan.

     Option Grants. Options granted under the Incentive Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

     Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is recognized for regular tax purposes at the time the option is exercised, although taxable income may arise at that time for alternative minimum tax purposes. The optionee will recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of certain other dispositions. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying, and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made more than two (2) years after the date the option for the shares involved in such sale or disposition is granted and more than one (1) year after the date the option is exercised for those shares. If the sale or disposition occurs before these two periods are satisfied, then a disqualifying disposition will result.

     Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the exercise date or (if less) the amount realized upon such sale or disposition over (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain recognized upon the disposition will be a capital gain.

     If the optionee makes a disqualifying disposition of the purchased shares, then the Corporation will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the amount of ordinary income recognized by the optionee as a result of the disposition. The Corporation will not be entitled to any income tax deduction if the optionee makes a qualifying disposition of the shares.

     Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the Corporation will be required to collect the withholding taxes applicable to such income from the optionee.

     If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by the Corporation in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when such repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

     The Corporation will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the Corporation's taxable year in which such ordinary income is recognized by the optionee.

     Stock Appreciation Rights. No taxable income is recognized upon receipt of a stock appreciation right. The holder will recognize ordinary income in the year in which the stock appreciation right is exercised, in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the base price in effect for the exercised right, and the Corporation will be required to collect the withholding taxes applicable to such income from the holder. The Corporation will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder in connection with the exercise of the stock appreciation right. The deduction will be allowed for the taxable year in which such ordinary income is recognized.

     Direct Stock Issuances. The tax principles applicable to direct stock issuances, whether as a stock bonus or other direct issuance of shares of common stock, under the Incentive Plan will be substantially the same as those summarized above for the exercise of non-statutory option grants.

     Deferred Restricted Stock. No taxable income is recognized upon receipt of a deferred restricted stock award. The holder will recognize ordinary income in the year in which the shares subject to that award are actually issued to the holder. The amount of that income will be equal to the fair market value of the shares on the date of issuance, and the Corporation will be required to collect the withholding taxes applicable to such income from the holder. The Corporation will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder at the time the shares are issued. The deduction will be allowed for the taxable year in which such ordinary income is recognized.

     Dividend Units and Performance Shares. A participant will not recognize any income subject to federal income tax at the time the dividend units or performance shares are granted, nor will the Corporation be entitled to a deduction at that time. When the dividend units or performance shares are settled in a cash or stock payment, the participant will recognize ordinary income equal to the amount of cash and/or the fair market value of the shares received. The Corporation will be allowed a deduction in an amount equal to the ordinary income so recognized by the participant.

     Deductibility of Executive Compensation. The Corporation anticipates that any compensation deemed paid by it in connection with the disqualifying disposition of incentive stock option shares or the exercise of non-statutory options or stock appreciation rights will qualify as performance-based compensation for purposes of Internal Revenue Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain of the Corporation's executive officers. Accordingly, the compensation deemed paid with respect to options and stock appreciation rights granted under the Incentive Plan will remain deductible by the Corporation without limitation under Section 162(m). However, any compensation deemed paid by the Corporation in connection with shares issued pursuant to deferred restricted stock awards, performance shares or stock bonuses will be subject to the $1 million limitation, unless the vesting of the shares is tied solely to one or more of the performance milestones described above.

     Accounting Treatment. Pursuant to the accounting standards established by Statement of Financial Accounting Standards No. 123R, the Corporation is required to expense all stock-based compensation, commencing with the 2006 fiscal year which began on January 1, 2006. Accordingly, stock options and stock appreciation rights payable in stock which are granted to the Corporation's employees and non-employee Board members will have to be valued at fair value as of the grant date under an appropriate valuation formula, and that value will then have to be charged as a direct compensation expense against the Corporation's reported earnings over the designated vesting period of the award. Similar option expensing will be required for any unvested options outstanding on the January 1, 2006 effective date, with the grant date fair value of those unvested options to be expensed against the Corporation's earnings over the remaining vesting period. For shares issuable upon the vesting of deferred restricted stock awards under the Incentive Plan, the Corporation must amortize, over the vesting period for each such award, a compensation cost equal to the fair market value of the underlying shares on the award date. If any other shares are unvested at the time of direct issuance, then the fair market value of those shares at that time will be charged against the Corporation's reported earnings ratably over the vesting period. However, such accounting treatment for the deferred restricted stock awards and direct stock issuances would be applicable whether vesting were tied to service periods or performance goals. The issuance of a fully-vested stock bonus will result in an immediate charge to the Corporation's earnings equal to the fair market value of the bonus shares on the issuance date.

Required Vote

     To approve the Plan Amendment, over 50% of the shares of common stock must cast a vote with respect to the Plan Amendment (which includes votes for, against and abstaining) and a majority of such votes casts must be for the Plan Amendment.

Recommendation of the Board of Directors

     The Board believes that Proposal No. 2 is in the Corporation's best interests and in the best interests of its stockholders and recommends a vote FOR the approval of the Plan Amendment.


                                   PROPOSAL 3

  RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

     The Audit Committee of the Board of Directors has appointed KPMG LLP as the independent registered public accounting firm (the "independent accountants") of SJW Corp. for fiscal year 2006. At the annual meeting, shareholders are being asked to ratify the appointment of KPMG LLP as SJW Corp.'s independent accountants for fiscal year 2006. In the event the shareholders fail to ratify the appointment of KPMG LLP, the Audit Committee will reconsider its selection.

     Representatives of KPMG LLP are expected to be present at the annual meeting. They have been offered the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Principal Independent Accountants Fees and Services

     The following table sets forth the approximate aggregate fees billed to the Corporation during fiscal years 2004 and 2005:

                                                    2005          2004
                                                    ----          ----
Audit Fees (1)                                    $639,000      $558,000
Audit-Related Fees (2)                            $ 19,500      $ 48,000
Tax Fees (3)                                      $ 14,000      $ 29,000
All Other Fees (4)                                     -0-           -0-


(1) Audit Fees: This category consists of the fees for the audit of annual financial statements, review of the financial statements included in quarterly reports on Form 10-Q and services that are normally provided by the independent accountants in connection with statutory and regulatory filings or engagements for those fiscal years. In 2004, this includes services requested by SJW Corp. in connection with its preparation for compliance with Section 404 of the Sarbanes-Oxley Act of 2002.

(2) Audit-Related Fees: This category consists of assurance and related services by the independent accountants that are reasonably related to the performance of the audit and review of financial statements and are not reported under "Audit Fees." All audit-related fees were pre-approved by the audit committee.

(3) Tax Fees: This category consists of professional services rendered by the independent accountants for tax compliance and tax planning. The services for the fees disclosed under this category include tax return preparation and technical advice.

(4) All Other Fees: This category consists of fees not covered by "Audit Fees," "Audit-Related Fees" and "Tax Fees."

     The Audit Committee has considered and concluded that the provision of services described above is compatible with maintaining the independence of KPMG LLP.

     The Audit Committee has adopted a pre-approval policy regarding the rendering of audit and non-audit services by KPMG LLP. In general, audit fees are reviewed and approved by the Audit Committee annually. Non-audit services are pre-approved by the Audit Committee when necessary. The Audit Committee has delegated authority to its Chairman to pre-approve specific services to be rendered by KPMG LLP subject to disclosure to and affirmation by the Audit Committee of such pre-approvals when the Audit Committee next convenes a meeting.

Recommendation of the Board of Directors

     The Board of Directors recommends a vote FOR the adoption of the proposal to ratify the appointment of KPMG LLP as SJW Corp.'s independent accountants for fiscal year 2006.

                            OWNERSHIP OF SECURITIES

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the executive officers and directors of the Corporation, and persons who own more than 10% of a registered class of the Corporation's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. These persons are required to furnish SJW Corp. with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such reports received by it, and written representations from certain reporting persons that no other reports were required during 2005, SJW Corp. believes that all Section 16(a) reporting obligations were met during 2005 except that Nancy O. Moss, spouse of George E. Moss who is a non-employee Board member and a person who beneficially owns more than 10% of the Corporation's common stock, filed (i) a late Form 3 with respect to her beneficial ownership of more than 10% of the Corporation's common stock as of February 15, 2005, which she may be deemed to own because of her relationship with Mr. Moss, and (ii) a late Form 4 reporting the purchase of an aggregate of 140,000 shares (not adjusted for two-for-one stock split) of the Corporation's common stock by May 11, 2005. However, such purchase was timely reported by Mr. Moss on his Form 4.

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth, as of January 30, 2006, certain information concerning ownership of shares of SJW Corp. common stock by each director of the Corporation, each of the Chief Executive Officer and the three other highest paid executive officers of SJW Corp. and its subsidiaries named in the Summary Compensation Table below (the "Named Executive Officers"), and all directors and executive officers of SJW Corp. and its subsidiaries as a group and beneficial owners of 5% or more of the common stock of SJW Corp. Unless otherwise indicated, the beneficial ownership consists of sole voting and investment power with respect to the shares indicated, except to the extent that spouses share authority under applicable law.

Name                                                       Shares Beneficially Owned            Percent of Class
----                                                       -------------------------            ----------------
Directors:

Mark L. Cali (1)                                                     34,908                            *
J. Philip DiNapoli (2)                                                3,600                            *
Drew Gibson (3)                                                      11,400                            *
Douglas R. King (4)                                                   4,000                            *
George E. Moss (5)(6)                                             3,137,530                           17.2%
W. Richard Roth, President and Chief Executive Officer (7)           70,758                            *
Charles J. Toeniskoetter (8)                                          1,800                            *
Frederick R. Ulrich, Jr. (9)                                          2,836                            *

Officers not listed above:

Angela Yip, Chief Financial Officer and Treasurer (10)                4,254                            *
George J. Belhumeur, Senior Vice President - Operations (11)          8,262                            *
R. Scott Yoo, Chief Operating Officer (11)                            2,754                            *
All directors and executive officers as a group (11               3,282,102                           17.9%
individuals) (12)

Beneficial owners of 5% or more not listed above:

Nancy O. Moss (6) (13)                                            3,137,530                           17.2%

Roscoe Moss, Jr. (14)                                             2,137,868                           11.7%
4360 Worth Street
Los Angeles, CA  90063.

Mario J. Gabelli (15)                                             1,559,100                            8.5%
One Corporate Center
Rye, NY  10580

* Represents less than 1% of the outstanding shares of SJW Corp.'s common stock.

(1) Includes (i) 21,000 shares held by Nina Negranti, Mr. Cali's spouse, as trustee of the Nina Negranti Revocable Trust, (ii) 1,200 shares held by Nina Negranti's IRA, and (iii) an aggregate of 1,050 shares held by Mr. Cali's children.

(2) Includes 600 shares held by a revocable trust of which Mr. DiNapoli and his spouse are trustees and beneficiaries.

(3) Includes 100 shares held by Kay Gibson's, Mr. Gibson's spouse, IRA for which Mr. Gibson has shared voting and investment powers.

(4) Includes 4,000 shares held by the King Family Trust dated June 6, 2005, of which Mr. King and Melinda King are trustees.

(5) Includes (i) 794,834 shares held by the John Kimberly Moss Trust for which George Moss disclaims beneficial ownership, and (ii) 1,167,870 shares held by the Nancy O. Moss Trust for which George Moss disclaims beneficial ownership.

(6) The address for George E. Moss and Nancy O. Moss is 4360 Worth Street, Los Angeles, California 90063.

(7) Includes 52,458 shares subject to options which were exercisable as of January 30, 2006, or which will become exercisable within 60 days thereafter and 18,300 shares held by a trust for which Mr. W. Richard Roth is trustee.

(8) Includes (i) 600 shares held by a Family Trust and (ii) 1,200 shares held by a Profit Sharing Plan. Mr. Toeniskoetter has shared voting and investment powers with respect to such 1,800 shares.

(9) Includes 2,836 shares held by the Ulrich Family Trust dated 07/06/2000. Mr. Ulrich is a trustee of the Ulrich Family Trust.

(10) Includes  2,222  shares  subject to options  which were  exercisable  as of
     January  30,  2006  or  which  will  become   exercisable  within  60  days
     thereafter.

(11) Includes  2,754  shares  subject to options  which were  exercisable  as of
     January  30,  2006  or  which  will  become   exercisable  within  60  days
     thereafter.

(12) Includes  60,188  shares  subject to options which were  exercisable  as of
     January  30,  2006  or  which  will  become   exercisable  within  60  days
     thereafter.

(13) Includes (i) 794,834 shares held by the John Kimberly Moss Trust for which Nancy Moss disclaims beneficial ownership, and (ii) 1,174,826 shares held by the George Edward Moss Trust for which Nancy Moss disclaims beneficial ownership.

(14) Pursuant to Amendment No. 3 to Schedule 13D filed with the SEC on May 10, 2005, by Roscoe Moss Jr. According to this Schedule 13D, Roscoe Moss Jr., as trustee of the Roscoe Moss Jr. Revocable Trust UA 03/24/82, has sole power to vote and dispose of the shares.

(15) Pursuant to Amendment No. 5 to Schedule 13D filed with the SEC on November 24, 2004, by Mario J. Gabelli and the various entities he directly or indirectly controls or for which he acts as Chief Investment Officer (the "Gabelli Reporting Persons"). According to this Schedule 13D, the Gabelli Reporting Persons had sole voting power and sole dispositive power over all 1,559,100 such shares, except that the Gabelli Reporting Persons did not have authority to vote 192,800 shares of the 1,559,100 shares beneficially owned.

     In addition to the ownership of the shares and options reported in the above table, as of January 30, 2006, the following directors and Named Executive Officers hold deferred restricted stock awards covering shares of SJW Corp. common stock as follows:

Name                                                           Number of Shares
----                                                           ----------------
Directors:

Mark L. Cali                                                         20,186
J. Philip DiNapoli                                                   25,486
Drew Gibson                                                          25,486
Douglas R. King                                                       5,300
George E. Moss                                                       25,486
W. Richard Roth, President and Chief Executive Officer              109,844
Charles J. Toeniskoetter                                             20,186
Frederick R. Ulrich, Jr.                                                  0

Officers not listed above:

Angela Yip, Chief Financial Officer and Treasurer                       316
George J. Belhumeur, Senior Vice President - Operations                 338
R. Scott Yoo, Chief Operating Officer                                   502


     The shares of SJW Corp. common stock issuable pursuant to these deferred restricted stock awards are subject to vesting schedules tied to the individual's continued service with SJW Corp. or its affiliated companies. The shares which vest under each such award will be distributed either incrementally as they vest or in a lump sum or installment distribution following a designated deferral period. For further information concerning these deferred restricted stock awards, please see the following sections of this proxy statement:
"Compensation of Directors" and "Executive Compensation and Related Information--Summary Compensation Table and Stock Option Grants in 2005."

                                COMMITTEE REPORTS

Annual Report of the Audit Committee

     In connection with the audited financial statements for the period ending December 31, 2005, the Audit Committee (1) reviewed and discussed the audited financial statements with management, (2) reviewed and discussed with the independent accountants the matters required by Statement on Auditing Standards No. 61 and (3) received and discussed with the independent accountants the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 and discussed the independent accountants' independence from the Corporation and its subsidiaries. Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ending December 31, 2005, for filing with the Securities and Exchange Commission.

                                                Audit Committee
                                                Douglas R. King, Chairperson
                                                J. Philip DiNapoli
                                                Frederick R. Ulrich, Jr.

Annual Report of the Executive Compensation Committee

     As members of the Executive Compensation Committee, it is our duty to review and approve the compensation payable to the executive officers of the Corporation and its subsidiaries and to establish the general compensation policies for such individuals. The goal of this process is to attract, develop and retain high-quality senior management through competitive compensation and to assure that such compensation reflects the Corporation's financial performance and the total return to its stockholders.

     The Corporation through its San Jose Water Company subsidiary operates in a regulated environment and seeks to attain above-average stockholder returns while maintaining competitive customer rates. The Corporation is located in one of the highest cost-of-living regions in the United States, which creates additional challenges for the Corporation in attracting and retaining executive talent. In our effort to balance the interests of our stockholders, customers and executives, we believe that it is important to have a compensation policy which seeks to attain the following objectives:

     o provide market-competitive compensation and benefits which attract, motivate and retain executive officers and other key personnel;

     o reward individuals who contribute substantially to the advancement of the Corporation's business strategies and financial success;

     o establish compensation packages which are fair and equitable both internally and externally;

     o encourage the executive officers to manage the Corporation from the perspective of owners with an equity stake in the Corporation; and

     o assure that the compensation paid to the Corporation's executive officers reflects the Corporation's financial performance and the total return to its stockholders.

     In order to achieve these objectives, the compensation package for each executive officer includes three components: base pay, performance bonuses, and long-term incentive awards. In 2005, the Committee utilized incentive compensation programs tied to corporate and individual performance goals.

     It is the policy of the Committee to review the reasonableness of compensation paid to the executive officers of the Corporation based in part on information provided by the Chief Executive Officer. In doing so, however, the

Committee customarily takes into account the comparative relationship of the recommended compensation to the compensation paid by other similarly-situated companies, individual performance, tenure, internal comparability and the achievement of certain other operational and qualitative goals identified in the Corporation's strategic plan. Similarly-situated companies used for comparative compensation purposes include a group of publicly-held water companies similar in size to the Corporation located in the Western United States, and a national group of regulated utilities similar in size to the Corporation. The Committee's goal in 2005 was to set the total compensation of the Corporation's Chief Executive Officer and its other executive officers at amounts which range from the median percentile to the 75th percentile of the total compensation for executives in comparable positions at the companies examined, referred to below as the "peer group."

     In selecting the peer group companies to survey for comparative compensation purposes, the Committee considered many factors not directly associated with the stock price performance of those companies, such as geographic location, organizational structure and market capitalization. However, there is an overlap between the companies included within the peer group identified for comparative compensation purposes and the companies included within the A.G. Edwards Water Utility Index which the Corporation has selected as the industry index for purposes of the stock performance graph appearing later in this Proxy Statement.

     Throughout 2005, the Committee sought and received additional guidance from an outside compensation consultant who made recommendations regarding the total compensation of the Chief Executive Officer and other executive officers, including base salary, bonus amounts and long-term incentive awards, based on the comparative compensation data derived from the peer group.

     In December 2004, the Committee adopted and approved the implementation of the Special Deferral Election Plan (the "Deferral Plan") by San Jose Water Company. The Deferral Plan provides certain key employees, including executive officers, with the opportunity to accumulate an additional source of retirement income through the deferral of up to 50% of their base salary each year and up to 100% of their bonus or other incentive compensation each year, beginning with the bonus payable for the 2004 fiscal year. San Jose Water Company does not provide any matching to base salary and bonus deferrals. For each year's deferred compensation, the individual may designate the distribution event and form in which the distribution will be made (lump sum or installments). During the 2005 calendar year, the participant was permitted to designate the investment of his or her account balance in one or more available investment funds. No actual investments were held in the participant's account, but the account balance was adjusted periodically during the 2005 calendar year to reflect the return that account would have realized had it actually been invested in the designated investment funds. Commencing with the 2006 calendar year, the deferred account balances will be credited with a variable rate of interest which will be adjusted annually based on prevailing corporate borrowing rates. The Committee believes that the Deferral Plan offers the executive officers an attractive, tax-favored vehicle for enhancing their retirement income and will thereby encourage such individuals to remain in the Corporation's employ.

     CEO Total Compensation. In setting the total compensation payable to the Corporation's Chief Executive Officer, W. Richard Roth, for the 2005 fiscal year, the Committee sought to target that compensation at approximately the 75th percentile of the total compensation paid to the chief executive officers of similarly-situated companies within the defined peer group. At the same time, the Committee structured Mr. Roth's compensation package so that a substantial portion was tied to the Corporation's performance and stock price appreciation.

     The Corporation had previously entered into an employment agreement with Mr. Roth effective as of January 1, 2003. Because the terms and provisions of that employment agreement continue to coincide with the Committee goals and objectives with respect to Mr. Roth's total compensation and because of the Committee's recognition of the valuable service Mr. Roth rendered to the Corporation and its subsidiaries, the Committee allowed the agreement to automatically renew for an additional year.

     CEO Base Salary. With respect to Mr. Roth's base salary, it is the Committee's intent to provide him with a level of stability and certainty each year and not have this particular component of compensation affected to any significant degree by corporate performance factors. For the 2005 fiscal year, the Committee maintained Mr. Roth's base salary at the same level in effect in 2004. Accordingly, Mr. Roth's base salary for the 2005 fiscal year was at approximately the 75th percentile of the base salaries paid to the chief executive officers of the peer group companies.

     CEO Bonus Award. Mr. Roth was eligible for a cash bonus for the 2005 fiscal year which was conditioned on the Corporation's attainment of specified performance goals tied to earnings per share and return on equity and the achievement of certain other operational and qualitative goals identified in the Corporation's strategic plan. Based on the Corporation's performance for the 2005 year, a bonus of $150,000 was awarded to Mr. Roth.

     CEO Long-Term Incentive Awards. In recognition of his service and dedication to the Corporation and his contribution to the Corporation's financial success for the 2004 fiscal year, the Committee awarded a stock option grant to Mr. Roth dated January 3, 2005. The grant is intended to provide him with a significant incentive to remain in the Corporation's employ and continue his contribution to the financial success of the Corporation. The option vests in four successive equal annual installments over his period of continued employment and, accordingly, will have value for Mr. Roth only if he remains with the Corporation over the vesting schedule and the market price of the underlying option shares appreciates over the market price in effect on the date the grant was made.

     Both the option and prior grants of stock options and restricted stock units made to Mr. Roth include dividend equivalent rights ("DERs"). Pursuant to the DERs, each time a dividend is paid on the Corporation's common stock, Mr. Roth's deferred stock account will be credited with a dollar amount equal to the dividend paid per share multiplied by the number of shares subject to each outstanding option or restricted stock unit award. The dollar amount in this account will then be converted, as of the first business day of January each year, into additional shares of the Corporation's common stock in accordance with a specified formula (as described more fully in Footnote 8 to the Summary Compensation Table and Footnote 1 to the Stock Option Grants Table.) The additional shares resulting from the DERs will vest in accordance with the same vesting schedule in effect for the options or restricted stock units to which they pertain and, accordingly, will have value for Mr. Roth only to the extent he continues in the Corporation's employ.

     Additionally, in recognition of his contribution to the Corporation's financial success for the 2005 fiscal year, the Executive Compensation Committee issued Mr. Roth on January 30, 2006, 14,000 restricted stock units under the Corporation's Long-Term Incentive Plan. Each restricted stock unit will entitle Mr. Roth to receive one share of the Corporation's common stock when that unit vests. The units will vest in four successive equal annual installments over the four-year period of service measured from the award date. The restricted stock units include dividend equivalent rights under which the accumulated amounts will vest and be paid out in cash as the shares underlying the units vest and are issued. The restricted stock units will vest and the underlying shares will be immediately issued upon certain changes of control of the Corporation or upon Mr. Roth's termination of employment under certain defined circumstances.

     As mentioned in the section entitled "Employment Agreements, Termination of Employment and Change in Control Arrangements," Mr. Roth will become entitled to certain severance benefits in the event his employment were to terminate under certain circumstances or if he were to resign for good reason. The value and calculation of his severance package would be subject to certain adjustments and enhancements if his termination were to occur in connection with a change of control of the Corporation. The Committee believes that such severance benefits are fair and reasonable in light of the years of service and level of dedication and commitment Mr. Roth has rendered to the Corporation and its subsidiaries and will allow him to focus his attention primarily on business operations and corporate and market growth without concern over his personal financial situation.

     Other Executive Officers. The annual incentive bonus to the executive officers for the 2005 fiscal year was based on the Corporation's attainment of certain performance goals primarily tied to earnings per share objectives as well as individual performance. Based on the level of attainment of those corporate and individual performance goals, bonuses for the 2005 fiscal year were paid to the other named executive officers at 100% of target, which ranged from $25,000 to $35,000. The actual dollar amounts of the 2005 bonuses for the named executive officers are set forth in the Summary Compensation Table. Based on its review of the compensation data for the peer group, in 2005 the Committee increased the base salary for Mr. Yoo.

     In fiscal 2005, Messrs. Belhumeur, Yoo and Ms. Yip, and other officers also received stock option grants under the Long-Term Incentive Plan, together with DERs. The grant to each such executive was based upon the Committee's assessment of his or her individual performance and level of responsibility and the need to provide that individual with a meaningful incentive to remain with the Corporation. Each such grant is designed to align and strengthen the interests of the executive officer with those of the stockholders and provide each individual with a significant incentive to manage the Corporation from the perspective of an owner with an equity stake in the business. Each option vests in four successive equal annual installments over the executive's continued period of employment and, accordingly, will have value for the executive only if he or she remains with the Corporation over the vesting schedule and the market price of the underlying option shares appreciates over the market price in effect on the date the grant was made.

     Section 162(m). Under Section 162(m) of the Internal Revenue Code, the Corporation is generally not allowed a federal income tax deduction for compensation, other than certain performance-based compensation, paid to the Chief Executive Officer and the four other highest paid executive officers to the extent that such compensation exceeds $1 million per officer in any one year. The Corporation's Long-Term Incentive Plan is structured so that compensation deemed paid to an executive officer in connection with the exercise of a stock option should qualify as performance-based compensation that is not subject to the $1 million limitation. Other awards made under that Plan may or may not so qualify. The Committee believes that in establishing the cash and equity incentive compensation programs for the executive officers, the potential deductibility of the compensation payable under those programs should be only one of a number of relevant factors taken into consideration, and not the sole governing factor. For that reason the Committee may deem it appropriate to continue to provide one or more executive officers with the opportunity to earn incentive compensation, including cash bonus programs tied to the Corporation's financial performance and restricted stock units awards, which may be in excess of the amount deductible by reason of Section 162(m) or other provisions of the Internal Revenue Code. The Committee believes it is important to maintain cash and equity incentive compensation at the requisite level to attract and retain the executive officers essential to the Corporation's financial success, even if all or part of that compensation may not be deductible by reason of the Section 162(m) limitation. However, for the 2005 fiscal year, the total amount of compensation paid by the Corporation (whether in the form of cash payments or upon the exercise or vesting of equity awards) should be deductible and not affected by the Section 162(m) limitation.

     It is the opinion of the Committee that the executive compensation policies and plans provide the necessary total remuneration program to properly align the interests of each executive officer and the interests of the Corporation's shareholders through the use of competitive and equitable executive compensation in a balanced and reasonable manner.

                                              Executive Compensation Committee
                                              Mark L. Cali
                                              Drew Gibson
                                              George E. Moss
                                              Frederick R. Ulrich, Jr.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

     The following table provides certain summary information concerning the compensation which the Named Executive Officers earned for services rendered in all capacities to the Corporation and its subsidiaries for the years ended December 31, 2003, 2004, and 2005.

                                            Summary Compensation Table

     LONG-TERM COMPENSATION                  PAYOUTS

                                                                           Securities
                                                      Restricted Stock     Underlying                         LTIP       All Other
Name and Principal Position     Year      Salary          Bonus             Award(s)          Options/SARs   Payouts   Compensation
---------------------------     ----      ------          -----             --------          ------------   -------   -------------
W.R. Roth                       2005    $400,000         $150,000 (1)     $87,692 (4)(5)         33,452                 $8,400 (9)
President and Chief Executive   2004    $400,000         $125,000 (2)     $37,867 (6)(7)         42,570                 $8,200 (9)
Officer of SJW Corp.            2003    $403,077         $125,000 (3)     $1,170,927 (8)         45,624                 $8,000 (9)


G.J. Belhumeur                  2005    $260,000         $25,000 (1)         $2,151 (4)          2,508                 $8,400 (9)
Senior Vice President-          2004    $260,000         $15,000 (2)           $802 (6)          2,130                 $8,200 (9)
Operations of                   2003    $260,000         $10,000 (3)                             2,130                 $8,000 (9)
San Jose Water Company

A. Yip                          2005    $260,000         $25,000 (1)         $1,975 (4)          2,508                 $8,400 (9)
Chief Financial Officer and     2004    $260,000         $20,000 (2)           $802 (6)          2,130                 $8,200 (9)
Treasurer of SJW Corp.          2003    $260,000         $10,000 (3)                             2,130                 $8,000 (9)


R.S. Yoo                        2005    $263,923 (10)    $35,000 (1)         $2,151 (4)         16,508                 $8,065 (9)
Chief Operating Officer of      2004    $260,000         $20,000 (2)           $802 (6)          2,130                 $8,200 (9)
San Jose Water Company          2003    $245,000         $10,000 (3)                             2,130                 $8,000 (9)




     (1) Performance-related bonuses in 2005 were approved by the Executive Compensation Committee in 2005 and paid in 2006. Includes $25,000 and $35,000 deferred by Ms. Yip and Mr. Yoo, respectively under the Corporation's Special Deferral Election Plan.

     (2) Performance-related bonuses in 2004 were approved by the Executive Compensation Committee in 2004 and paid in 2005. Includes $125,000, $20,000 and $20,000 deferred by Mr. Roth, Ms. Yip and Mr. Yoo, respectively, under the Corporation's Special Deferral Election Plan.

     (3) Performance-related bonuses in 2003 were approved by the Executive Compensation Committee in 2003 and paid in January 2004.

     (4) Includes the fair market value of the deferred restricted stock credited to the executive's deferred stock account on January 3, 2005, pursuant to dividend equivalent rights under the executive's outstanding stock options as summarized in Footnote 1 to the table entitled "Stock Option Grants in 2005". At the time of such credit, the fair market value per share of the Corporation's common stock was equal to $17.63. Mr. Roth, Mr. Belhumeur, Ms. Yip and Mr. Yoo were credited with 2,552, 122, 112 and 122 shares of deferred restricted stock, respectively. The credited shares will vest in the same manner as the option shares to which they relate, and, to the extent vested, those shares will be issued to the executive not later than the fourth anniversary of the grant date of the option. As of December 31, 2005, when the fair market value of the Corporation's common stock was $22.75, the number of shares of deferred restricted stock credited to each executive's deferred stock account and the value of such shares was as follows: Mr. Roth 3,704 shares ($84,266); Mr.
Belhumeur  and Mr.  Yoo,  each  176  shares  ($4,004);  and Ms.  Yip 166  shares
($3,777). Each of the credited shares includes dividend equivalent rights similar to the dividend equivalent rights under the original stock option award.

    (5) Includes the fair market value of deferred restricted stock credited to Mr. Roth's deferred stock account on January 3, 2005, pursuant to dividend equivalent rights under Mr. Roth's deferred restricted stock award summarized in Footnote 8 to this Summary Compensation Table. At the time of such credit, the fair market value per share of the Corporation's common stock was $17.63, and Mr. Roth was credited with 2,422 shares of deferred restricted stock. The credited shares will vest in the same manner as the shares underlying the original deferred restricted stock award and, to the extent vested, those shares will be issued to Mr. Roth at the same time the original shares of deferred restricted stock are issued. As of December 31, 2005, when the fair market value of the Corporation's common stock was $22.75, a total of 3,820 shares were credited to Mr. Roth's deferred stock accounts, and the aggregate value of those credited shares was $86,905. Each of the credited shares also includes dividend equivalent rights similar to the dividend equivalent rights under the original deferred restricted stock award.

     (6) Includes the fair market value of deferred restricted stock credited to the executive's deferred stock account on January 2, 2004, pursuant to dividend equivalent rights under the executive's outstanding stock options as summarized in Footnote 1 to the table entitled "Stock Option Grants in 2005". At the time of such credit, the fair market value per share of the Corporation's common stock was $14.85. Mr. Roth, Mr. Belhumeur, Ms. Yip, and Mr. Yoo were credited with 1,152, 54, 54 and 54 shares of deferred restricted stock, respectively. The credited shares will vest in the same manner as the option shares to which they relate, and, to the extent vested, those shares will be issued to the executive not later than the fourth anniversary of the grant date of the option. As of December 31, 2004, when the fair market value per share of the Corporation's common stock was $18.20, the number of shares of deferred restricted stock credited to each executive's deferred stock account and the value of such shares was as follows: Mr. Roth 1,152 shares ($20,966); and Mr. Belhumeur, Ms. Yip, and Mr. Yoo, each 54 shares ($983). Each of the credited shares also includes dividend equivalent rights similar to the dividend equivalent rights under the original stock option award.

     (7) Includes the fair market value of deferred restricted stock credited to Mr. Roth's deferred stock account on January 2, 2004, pursuant to dividend equivalent rights under Mr. Roth's deferred restricted stock award summarized in Footnote 8 to this Summary Compensation Table. At the time of such credit, the fair market value per share of the Corporation's common stock was $14.85, and Mr. Roth was credited with 1,398 shares of deferred restricted stock. The credited shares will vest in the same manner as the shares underlying the original deferred restricted stock award, and, to the extent vested, those shares will be issued to Mr. Roth at the same time the original shares of deferred restricted stock are issued. As of December 31, 2004, when the fair market value of the Corporation's common stock was $18.20, a total of 1,398 shares were credited to Mr. Roth's deferred stock accounts, and the aggregate value of those credited shares was $25,444. Each of the credited shares also includes dividend equivalent rights similar to the dividend equivalent rights under the original deferred restricted stock award.

     (8) Represents a one-time grant of 83,340 shares of deferred restricted stock made to Mr. Roth in 2003. This grant represents equal value consideration for the elimination of the special enhanced Supplemental Executive Retirement Plan benefit that was in place for Mr. Roth prior to September 2003. The amount in the Summary Compensation Table is reflective of the full grant at the fair market value of $14.05 per share at date of grant, although the deferred restricted stock vests incrementally upon the continued service of Mr. Roth over the thirty-six month period measured from January 1, 2003, and the underlying vested shares of common stock will be issued upon the later of his termination of employment or his attainment of age 55. For financial reporting purposes the compensation expense associated with the deferred restricted stock units accrues as the deferred restricted stock units vest. Each of the units includes "dividend equivalent rights." Pursuant to those rights, Mr. Roth's deferred stock account will be credited, each time a dividend is paid on the Corporation's common stock, with a dollar amount equal to the dividend paid per share multiplied by the number of shares credited to his deferred stock account (including the number of shares previously credited to that account by reason of the dividend equivalent rights). As of the first business day in January of each year, the credited cash amount for the immediately preceding year will be converted into a number of shares of SJW Corp. common stock by dividing that amount by the average of the fair market value per share of the common stock on each of the dates in the immediately preceding year on which the dividends were paid. The shares credited to Mr. Roth's deferred stock account will vest at the same time and in the same manner as the original shares of deferred restricted stock vest, and, to the extent vested, those shares will be issued to Mr. Roth at the same time the original shares of deferred restricted stock are issued. As of December 31, 2005, when the fair market value of the Corporation's common stock was $22.75, the fair market value of the 27,780 unvested shares of deferred restricted stock credited to Mr. Roth's deferred stock account was $631,995.

     (9) Represents matching contributions paid by San Jose Water Company under its Salary Deferral Plan (401(k) plan).

     (10) Scott Yoo's annual base salary was increased from $260,000 to $270,000 on July 28, 2005, in connection with his appointment as Chief Operating Officer of San Jose Water Company.

     The foregoing table does not include (i) the restricted stock units issued to Mr. Roth on January 30, 2006, and (ii) the retirement and other benefits payable under San Jose Water Company's Retirement Plan (the "Retirement Plan"), Executive Supplemental Retirement Plan ("SERP") or Executive Severance Plan. On January 30, 2006, Mr. Roth was awarded restricted stock units for 14,000 shares which will vest in four successive equal annual installments upon his completion of each year of employment over the four-year period measured from the award date. The award includes phantom dividend rights pursuant to which Mr. Roth will be credited with the cash dividends which would have been paid on the shares underlying his restricted stock units had those shares been actually outstanding. The credited phantom dividends will be paid in cash as the shares, to which they relate, vest and are issued. The restricted stock units may vest on an accelerated basis in the event Mr. Roth's employment terminates under certain circumstances or upon certain changes in control of the Corporation. Information concerning retirement benefits is set forth below in the Pension
Table and accompanying footnotes, and information concerning the Executive Severance Plan is set forth below in the section entitled "Employment Agreements, Termination of Employment and Change-in-Control Arrangements."

     None of the Named Executive Officers have received perquisites or other personal benefits with a value in excess of 10% of their annual salary and incentive bonus or (if lesser) with a value in excess of $50,000. The benefits which the Named Executive Officers have received include the personal use of Corporation-owned automobiles, reimbursement of spousal travel expenses, club memberships and tickets to sporting events, although the latter benefit is also made available periodically to employees of San Jose Water Company.

Stock Option Grants in 2005

     The following table contains information concerning the stock options granted to the Named Executive Officers during the 2005 fiscal year. All the grants were made under the Corporation's Long-Term Incentive Plan. No stock appreciation rights were granted during the 2005 fiscal year.

                                                                        POTENTIAL REALIZABLE VALUE AT
                                                                        ASSUMED ANNUAL RATES OF STOCK      ALTERNATIVE
                                                                           PRICE APPRECIATION FOR           TO GRANT
                       INDIVIDUAL GRANTS                                         OPTION TERM                DATE VALUE
------------------------------------------------------------------      ------------------------------      ----------
                            (1)           Percent of
                        Number of           total           (2)
                        securities      options/SARs     Exercise                                             (3)
                        underlying       granted to       or base                                          Grant date
                       options/SARs     employees in      price           Expiration                         present
   Name                 granted (#)       fiscal year     ($/Sh)             date          5%       10%      value $
----------------      ---------------   --------------   --------           ------       -----     -----    ---------
W.R. Roth                  33,452                         17.63           1/2/2015        --        --      123,438
G.J. Belhumeur              2,508                         17.63           1/2/2015        --        --        9,255
A. Yip                      2,508                         17.63           1/2/2015        --        --        9,255
R.S. Yoo                    2,508                         17.63           1/2/2015        --        --        9,255
R.S. Yoo                   14,000                         27.69          7/27/2015        --        --       74,340

     (1) Each of the options will vest and become exercisable in a series of four successive equal annual installments upon the optionee's completion of each year of service over four-year period measured from the grant date. All such options were granted on January 3, 2005, except that Scott Yoo's option to purchase 14,000 shares was granted on July 28, 2005.

     In the event of a Change in Control, as defined in the Long-Term Incentive Plan, Mr. Roth's option grant will vest and become exercisable as to all the option shares on an accelerated basis. The options granted to other Named Executive Officers will also vest and become fully exercisable on such an accelerated basis, unless the option is assumed by the successor corporation, substituted with an equivalent option or otherwise continued in effect pursuant to the terms of the Change in Control transaction. If the option does not accelerate at the time of the Change in Control, then the option will vest and become fully exercisable should a Qualifying Termination occur. A "Qualifying Termination" will be deemed to occur upon: (i) the Corporation's termination of the optionee's service for any reason other than Good Cause (as defined in the Long-Term Incentive Plan) in immediate anticipation of, or at any time after execution of the definitive agreement to effect a Change of Control or within twenty-four (24) months after the effective date of a Change in Control or (ii) the optionee's termination of his or her service for Good Reason (as defined in the Long-Term Incentive Plan) at any time within twenty-four (24) months after the effective date of a Change in Control.

     Each option includes dividend equivalent rights. Pursuant to such rights, the optionee's deferred stock account will be credited, each time a dividend is paid on the Corporation's common stock, with a dollar amount equal to the dividend paid per share multiplied by the number of shares credited to the deferred stock account (including the number of shares previously credited to such account by reason of the dividend equivalent rights). As of the first business day in January of each year, the credited cash amount for the preceding year will be converted into a number of shares of SJW Corp. common stock by dividing that cash amount by the average of the fair market value of the common stock on each of the dates in the immediately preceding year on which the dividends were paid. The shares credited to the optionee's deferred stock account will vest at the same time and in the same manner as the option shares and, to the extent vested, will be paid to the optionee not later than the fourth anniversary of the grant date. Following such payment, no further dividend equivalent rights will be in effect for that particular option.

     (2) The exercise price may be paid in cash or check payable to the Corporation or in shares of the Corporation's common stock. Any shares delivered in payment of the exercise price will be valued at fair market value on the exercise date. Subject to some limitations, cashless exercises through a same day exercise of the option and sale of the purchased shares are also permitted.

     (3) SJW Corp. utilized the Black-Scholes option-pricing model to compute the fair value of options at the grant date as a basis for determining stock-based compensation costs for financial reporting purposes. The assumptions utilized include an expected dividend yield of 2.6%, an expected volatility of 24.3%, a risk-free interest rate of 3.67% and an expected holding period of five years.

Aggregated Option Exercises in 2005 and Year-End Option Values

     The following table sets forth for each of the Named Executive Officers, the shares acquired and the value realized on each exercise of stock options during the year ended December 31, 2005, and the number and value of securities underlying unexercised options held by the Named Executive Officers on December 31, 2005. No stock appreciation rights were exercised by the Named Executive Officers during the 2005 fiscal year, and none of those officers held any appreciation rights as of December 31, 2005.

                                                                                             Value of Unexercised
                                                                                           In-the-Money Options at
                                                                Number of Securities       December 31, 2005 (market
                                                                Underlying Unexercised           price of shares
                                  Shares                     Options at December 31, 2005   less exercise price)(2)
                                Acquired on     Value        ----------------------------   -----------------------
             Name                Exercise     Realized(1)    Exercisable   Unexercisable   Exercisable   Unexercisable
             ----                --------     -----------    -----------   -------------   -----------   -------------
W. R. Roth                            --              --         33,454        88,192       $283,677        $623,110
G.J. Belhumeur                        --              --          1,596         5,172         13,513          34,793
A. Yip                                --              --          1,064         5,172          8,858          34,793
R.S. Yoo                              --              --          1,596        19,172         13,513               0

------------------------------------
(1) Value realized is based upon the fair market value of the Common Stock on the date of exercise, less the exercise price, multiplied by the number of shares exercised.

(2) Based upon the market price of $22.75 per share, which was the closing price per share of the Common Stock as quoted on the New York Stock Exchange on December 31, 2005, less the option exercise price payable per share.

Pension Plan Table

     The Company maintains two defined benefit plans, the Retirement Plan and the SERP under which benefits are determined primarily based on average annual compensation and years of service. The following table sets forth the estimated combined annual retirement benefit payable under those two plans in the form of a straight life annuity at an assumed retirement age of 65.

                                                         Years of Service
Annualized Final Average   --------------------------------------------------------------------------------------
   Compensation            15 Years             20 Years          25 Years           30 Years            35 Years
   ------------            --------             --------          --------           --------            --------
     $175,000              $57,750             $77,000            $91,000           $105,000            $105,000
     $200,000              $66,000             $88,000           $104,000           $120,000            $120,000
     $225,000              $74,250             $99,000           $117,000           $135,000            $135,000
     $250,000              $82,500            $110,000           $130,000           $150,000            $150,000
     $275,000              $90,750            $121,000           $143,000           $165,000            $165,000
     $300,000              $99,000            $132,000           $156,000           $180,000            $180,000
     $400,000             $132,000            $176,000           $208,000           $240,000            $240,000
     $500,000             $165,000            $220,000           $260,000           $300,000            $300,000
     $600,000             $198,000            $264,000           $312,000           $360,000            $360,000

     The annual retirement benefit which becomes payable under the SERP at age 65 will be equal to 12 monthly payments each in an amount determined as follows: two and two-tenths percent (2.2%) of the "final average compensation" of such officer, which is defined as his or her average monthly compensation for the consecutive thirty-six month period within his or her last 10 years of service for which such average compensation is the highest, multiplied by such officer's years of service (not to exceed 20 years) plus one and six-tenth percent (1.6%) of such final average compensation multiplied by the officer's years of service in excess of 20 years (not to exceed an additional 10 years), up to a total monthly retirement benefit not to exceed sixty percent (60%) of the officer's final average compensation; less the monthly retirement benefit payable to the officer from the Retirement Plan. Mr. Roth's retirement benefit will not be reduced for the commencement prior to age 65, provided he attains or is deemed to attain age 55 prior to his retirement. In computing Mr. Roth's final average compensation, his annual bonus for each year beginning on or after January 1, 2003, will be equal to the greater of his actual bonus or his target bonus for such year. The SERP contains additional benefit calculation provisions, including age and service credits, that may become effective following a change of control. See "Employment Agreements, Termination of Employment and Change-in-Control Arrangements", below.

     The annual retirement benefit which becomes payable under the Retirement Plan at age 65 for years of service completed after January 1, 1978, will be equal to 12 monthly payments each in an amount equal to 1.6% of average monthly compensation for each year of service. The Retirement Plan provides a minimum benefit equal to 50% of an employee's average monthly compensation for the 36 consecutive months of highest compensation prior to age 65, less 50% of the employee's monthly old-age insurance benefit under Section 202 of the Social Security Act (reduced for service of less than 30 years). However, the Retirement Plan contains a special benefit calculation for those participants whose age and service equals or exceeds 75. This special benefit is equal to 60% of the employee's average monthly compensation for the consecutive thirty-six months of highest compensation, less 50% of the employee's monthly old-age insurance benefit under Section 202 of the Social Security Act (reduced for service of less than 30).

     The number of years of credited service and the annualized final average compensation for the consecutive 36 month period through December 31, 2005, for which that compensation was the highest are for Mr. Roth, 16 years, $529,879; Mr. Belhumeur, 35 years, $300,519; Ms. Yip, 19 years, $295,653; and Mr. Yoo, 20 years, $284,525.

Securities Authorized for Issuance Under Equity Compensation Plans

     The following table provides information as of December 31, 2005, with respect to the shares of the Corporation's common stock that may be issued under the Corporation's existing equity compensation plan.

                                             A                        B                           C
                                    -------------------        -------------------      -----------------------
                                                                                         Number of Securities
                                                                                       Remaining Available for
                                   Number of Securities                                 Future Issuance Under
                                     to be Issued Upon           Weighted Average     Equity Compensation Plans
                                        Exercise of             Exercise Price of       (Excluding Securities
         Plan Category              Outstanding Options        Outstanding Options      Reflected in Column A )
         -------------              -------------------        -------------------      -----------------------
Equity Compensation Plans
Approved by Shareholders (1)           372,382                     $15.25                   1,679,956 (2)(3)

Equity Compensation Plans Not
Approved by Shareholders (4)                 0                        N/A                           0

Total                                  372,382                                              1,679,956

------------------
(1) Consists of the Corporation's Long-Term Incentive Plan and Employee Stock Purchase Plan.

(2) Consists of 1,409,556 shares available for issuance under the Long-Term Incentive Plan and 270,400 shares available for issuance under the Employee Stock Purchase Plan.

(3) The shares under the Long-Term Incentive Plan may be issued pursuant to stock option grants, stock appreciation rights, restricted stock or restricted stock unit awards, performance shares, dividend equivalent rights and stock bonuses. Each such type of award is described in more detail in Proposal 2 of this proxy statement.

(4) The Corporation does not have any outstanding equity compensation plans which are not approved by shareholders.

Employment   Agreements,   Termination  of  Employment   and   Change-in-Control
Arrangements

     Officers of SJW Corp., San Jose Water Company or SJW Land Company who are serving in such capacity at the time of a Change in Control may become entitled to severance benefits under the Corporation's Executive Severance Plan and the SERP (collectively, the "Plans") if their employment terminates under certain circumstances following such a Change in Control. Accordingly, upon the termination of such officer's employment within two years after such Change in Control by the employer for any reason other than Good Cause (as defined in such Plans) or by such officer for Good Reason (as defined in such Plans) or, with respect to Mr. Roth, upon his voluntary termination for any reason during the 60 day period beginning on the one-year anniversary of a Change in Control, such officer (i) will be entitled, among other things, to a severance benefit consisting of three years of annual base salary and (ii) will be deemed to be three years older and be given three additional years of service for purposes of calculating his or her retirement benefit under the SERP. In addition, if Mr. Roth becomes entitled to a severance benefit under the Executive Severance Plan by reason of a qualifying termination of employment after a Change of Control, he will be credited with such additional years of service and years of age as are necessary to qualify him for the retirement benefits to which he would otherwise be entitled had he terminated employment after qualifying for early retirement (i.e., the attainment of age 55 and the completion of at least 10 years of service), provided that no retirement benefits will actually be payable to him before his 55th birthday. Under the Executive Severance Plan, such officers and their eligible dependents would also be entitled to continued medical, dental, vision and life insurance coverage pursuant to COBRA for up to three years at the Corporation's expense.

     If any payment made in connection with a Change in Control or the subsequent termination of the executive officer's employment would be subject to an excise tax under Section 4999 of the Code (the "Excise Tax"), then the aggregate present value measured at the date of the payments and benefits to which the officer is entitled will be limited as specified in the Executive Severance Plan. However, if any payment or benefit provided to Mr. Roth under the Executive Severance Plan is subject to Excise Tax or constitutes an excess parachute payment under Section 280G of the Code, then such payment or benefit will be grossed up to ensure that Mr. Roth does not incur any out-of-pocket cost with respect to such Excise Tax so that Mr. Roth receives the same net after-tax benefit he would have received if such Section 280G had not been applicable.

     The Corporation has entered into an agreement with Mr. Roth in connection with his employment as President and Chief Executive Officer of the Corporation. The agreement has a three-year term measured from January 1, 2003, which term may be extended as more fully set forth in the agreement. During the term of the agreement, Mr. Roth will be provided with the following compensation: an initial annual base salary of $400,000 per year, paid health care coverage for himself and his dependents, certain perquisites and an annual target bonus of up to 150% of 25% of his annual base salary, payable based upon the Executive Compensation Committee's evaluation of his achievement of applicable performance goals. Pursuant to the agreement, Mr. Roth received the following equity awards under the LTIP on April 29, 2003: (i) an option to purchase 45,624 shares of common stock with an exercise price per share equal to the fair market value of the Corporation's common stock on date of grant and (ii) deferred restricted stock award covering 83,340 shares (collectively, the "Awards"). The Awards include accompanying DERs and are subject to vesting schedules tied to Mr. Roth's continued service with the Corporation. The option component of the Awards will vest and become exercisable in four successive equal annual installments over the four-year period measured from the grant date, and the deferred restricted stock component vested in a series of 36 successive equal monthly installments over the three-year period measured from January 1, 2003. Effective January 1, 2006, Mr. Roth's annual base salary was increased to $425,000.

     In addition to the benefits under the Plans described above, if Mr. Roth's employment is involuntarily terminated for any reason other than death, disability or Good Cause (as defined in Mr. Roth's employment agreement) or his employment is voluntarily terminated for Good Reason (as defined in such agreement) and he is not entitled to benefits under the Executive Severance Plan, he will be entitled to the following benefits: (i) cash severance equal to three times his base salary at the time of termination (or such higher rate as was in effect at any time during the previous 12 months after the effective date of Mr. Roth's employment agreement), (ii) three times his annual bonus for the year of termination (or if higher, the average of Mr. Roth's actual annual bonuses for the previous three years after fiscal 2002), (iii) a prorated annual bonus for the year of termination, (iv) paid COBRA coverage for up to 36 months following termination and (v) accelerated vesting of his deferred restricted stock awards.

Compensation Committee Interlocks and Insider Participation

     No member of the Executive Compensation Committee was at any time during the 2005 fiscal year or at any other time an officer or employee of the Corporation or any of its subsidiaries. No executive officer of the Corporation serves as a member of the Board of Directors or compensation committee of any entity that has one or more executive officers serving as a member of the Corporation's Board of Directors or Executive Compensation Committee. Drew
Gibson, Mark L. Cali, Frederick R. Ulrich, Jr. and George E. Moss were the non-employee directors who served on the Executive Compensation Committee during fiscal year 2005.

Five-Year Performance Graph

     The following performance graph compares the changes in the cumulative shareholder return on the Corporation's common stock with the cumulative total return on the Water Utility Index and the S&P 500 Index during the last five years ended December 31, 2005. The comparison assumes $100 was invested on December 31, 2000, in the Corporation's common stock and in each of the foregoing indices and assumes reinvestment of dividends.

                               [GRAPHIC OMITTED]


[The following descriptive data is supplied in accordance with Rule 304(d) of Regulation S-T:]

                        2000     2001     2002      2003       2004      2005
                        ----     ----     ----      ----       ----      ----
SJW Corp.                100       86       81        96        121       155
Water Utility Index      100      112      108       138        162       213
S&P 500                  100       88       69        88         98       103

     The Water Utility Index is the eleven-water company Water Utility Index prepared by A.G. Edwards.

     The preceding reports of the Executive Compensation Committee and the Audit Committee, and the preceding Five-Year Performance Graph shall not be deemed incorporated by reference into any previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this proxy statement, in whole or in part, nor are such reports or Chart to be incorporated by reference into any future filings.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In 1999, SJW Land Company and TBI-444 West Santa Clara Street, L.P. ("TBI-444") formed 444 West Santa Clara Street, L.P., a California limited partnership (the "WSCS Partnership"), for the purpose of developing and managing a 22,080 square foot office building on land contributed to the WSCS Partnership by SJW Land Company.

     Mr. Toeniskoetter, a member of the Board of Directors of SJW Corp., has an indirect ownership interest in the WSCS Partnership. TBI-444 is the general partner with a 30% interest in the WSCS Partnership. SJW Land Company is a limited partner with a 70% interest in the WSCS Partnership. Mr. Toeniskoetter is a limited partner in TBI-444 with a 32.3% interest in TBI-444. Toeniskoetter & Breeding, Inc. Development ("TBI Development") is the general partner with a 5% interest in TBI-444. Mr. Toeniskoetter is the chairman and chief executive officer and has a 51% interest in TBI Development.

     In 2005, the WSCS Partnership made cash distributions of $61,200 to TBI-444. In addition, TBI-444 manages the office building owned by the WSCS Partnership pursuant to a property management agreement between the WSCS Partnership and TBI-444. Under this property management agreement, in 2005 the tenant in the office building paid $26,596.78 of management fees to TBI Development.


                              SHAREHOLDER PROPOSALS

     Shareholder proposals intended to be presented at next year's annual meeting of shareholders must comply with all applicable requirements of SEC Rule 14a-8 and be received by the Corporation by November 17, 2006 for inclusion in the Corporation's proxy materials relating to that meeting. In addition, the proxy solicited by the Board of Directors for the 2007 annual meeting of shareholders will confer discretionary authority to vote on any proposal presented to the shareholders at the meeting for which the Corporation did not have notice on or prior to January 31, 2007.


                                    FORM 10-K

     SJW CORP. WILL MAIL, WITHOUT CHARGE, UPON WRITTEN REQUEST, A COPY OF SJW CORP.'S FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005, INCLUDING THE CONSOLIDATED FINANCIAL STATEMENTS, SCHEDULES, LIST OF EXHIBITS, AND ANY
PARTICULAR EXHIBIT SPECIFICALLY REQUESTED. REQUESTS SHOULD BE SENT TO: SJW CORP., 374 WEST SANTA CLARA STREET, SAN JOSE, CALIFORNIA 95113, ATTENTION:
CORPORATE SECRETARY. THE ANNUAL REPORT ON FORM 10-K IS ALSO AVAILABLE AT THE CORPORATION'S WEBSITE AT WWW.SJWATER.COM.


                                  OTHER MATTERS

     The Board of Directors is not aware of any matters to be presented for shareholder action at the annual meeting other than as set forth herein. If any other matters are properly brought before the annual meeting or any adjournment or postponement thereof, the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect thereto in accordance with their judgment. Whether or not you intend to be present at the meeting, you are urged to complete, sign and return your proxy card promptly.


                                   By Order of the Board of Directors

                                   Suzy Papazian, Corporate Secretary/Attorney
                                   San Jose, California
March 10, 2006

                                   APPENDIX A


                                    SJW CORP.

                             AUDIT COMMITTEE CHARTER

                                   I. PURPOSE

     The primary function of the Audit Committee shall be to assist the Board of Directors in fulfilling its oversight responsibilities of: (i) the integrity of the financial reports and other financial information provided by the Corporation to any governmental body or the public; (ii) the Corporation's compliance with legal and regulatory requirements; (iii) the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; (iv) the independent accountants' qualifications and independence and; (v) the quality of Corporation's accounting and financial reporting processes generally, including the performance of the Corporation's internal audit function and the independent accountants. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels. In addition, the Audit
Committee shall oversee preparation of the report that the rules of the Securities and Exchange Commission (SEC) require to be included in the Corporation's annual proxy statement.

     In carrying out its functions hereunder, the Audit Committee shall also:

          1. Serve as an independent and objective party to monitor the Corporation's financial department process and internal control system.

          2. Review and appraise not just the acceptability but the quality of the Corporation's financial reports and the quality of the audit efforts of the Corporation's independent accountants.

          3. Provide an open avenue of communication among the independent accountants, financial and senior management and the Board of Directors.

     The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

                                 II. COMPOSITION

     The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors as defined in the listing standards of the New York Stock Exchange (or other principal market on which the securities of the Corporation are traded) and SEC Rules, and free of any material relationship with the Corporation that would interfere with the exercise of his or her independent judgment. If a member of the Audit Committee simultaneously sits on the audit committees of two other organizations, the member shall disclose to the Board the names of the other organizations, and the Board shall make an affirmative determination as to whether the member's simultaneous service does not impair the member's ability to serve effectively on the Corporation's Audit Committee.

     All members of the Committee shall be financially literate, affirmatively determined by the Board in its business judgment as having a working familiarity with basic finance and accounting practices and being able to read and understand fundamental financial statements, including a balance sheet, income statement and statement of cash flow. In addition, the Committee shall have at least one member who has accounting or related financial management expertise, as determined by the Board in its business judgment as having past employment experience or background which results in the individual's financial sophistication. Committee members are encouraged to enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

     Pursuant to the foregoing, the Board shall elect the members of the Committee at the annual organizational meeting of the Board, upon consideration and nomination by the Corporate Governance Committee, and the elected members of the Committee shall continue in office until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

                                  III. MEETINGS

     The Committee shall meet at least four (4) times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, the Corporation's internal audit staff and the independent accountants in separate, executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should confer with the independent accountants, the Corporation's internal audit staff, and management on a quarterly basis to review the Corporation's financials consistent with Section IV.4. below.

     A majority of the members of the Audit Committee shall constitute a quorum. The Chairperson of the Audit Committee or a majority of the members of the Audit Committee may call a special meeting of the Audit Committee. The Audit Committee shall fix its own rules of procedure, which shall be consistent with the bylaws of the Corporation and this Charter.

     The Audit Committee may request that any directors, officers, or employees of the Corporation, or other persons whose advice and counsel are sought by the Audit Committee, attend any meeting to provide such information as the Audit Committee requests.

                         IV. RESPONSIBILITIES AND DUTIES

     To fulfill its responsibilities and duties, the Audit Committee shall in its meetings and with full preparation therefor:

                            Documents/Reports Review

     1. Review and update this Charter at least annually as conditions dictate, and at least annually assess the performance of the audit committee.

     2. Review the organization's annual financial statements which are intended for submission to any governmental body or for dissemination to the public, including any certification, report, opinion, or review of such financial statements rendered by the independent accountants. The Audit Committee shall make a recommendation to the Board with respect to the inclusion of the audited financial statements and notes thereto in the Corporation's annual report on Form 10-K.

     3. Review with management any internal control issues or concerns and recommendations if necessary.

     4. Review earnings press releases as well as financial information and earnings guidance provided to analysts and rating agencies, and review with management and the independent accountants prior to filing both the financial statements to be incorporated in Forms 10-Q and 10-K and the Corporation's specific disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations."

                   Independent Accountants; Internal Auditors

     5. On an annual basis, obtain a formal written statement from the independent accountants delineating all relationships between the accountants and the Corporation consistent with Independence Standards Board Standard No. 1, or successor standards established for auditor independence, and review and discuss with the accountants all significant relationships the accountants have with the Corporation which may affect the accountants' independence.

     6. Oversee the performance of the independent accountants, exercise sole authority to approve the selection or termination of the independent accountants subject to any stockholder ratification, and exercise sole authority to approve the appropriate audit fees and other terms of engagement of the independent accountants for the purpose of rendering and issuing the audit report. The independent accountants shall report directly to the Audit Committee. The Corporation shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent accountants.

     7. Approve in advance any audit and legally permitted non-audit services provided by the independent accountants. Such pre-approval may be pursuant to appropriate policies and procedures established by the Audit Committee, including through delegation of authority to one or more members of the Audit Committee. Any service that is approved pursuant to a delegation of authority to one or more members of the Audit Committee must be reported to the full Audit Committee at its next scheduled meeting.

     8. Comply with SEC regulations governing the Corporation's hiring of employees or former employees of the independent accountants.

     9. Obtain and review at least annually a report by the independent accountants describing: their internal quality-control procedures, any material issues raised by their most recent internal quality-control review or peer review or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; review at least annually the qualifications and performance of the lead partner of the independent accountants engaged on the Corporation's account and ensure that the lead audit partners assigned to the audit engagement by the company's independent auditor, and to each of its subsidiaries that have securities registered with the SEC, and the audit partner responsible for reviewing the company's audit shall be changed at least every five years.

     10. Review and approve the Corporation's internal audit staff functions, including: (i) purpose, authority and organizational reporting lines;
          (ii) annual audit plan, budget and staffing; and (iii) concurrence in the appointment and compensation of the chief internal auditor. The internal audit function shall provide management and the Committee with ongoing assessments of the company's risk management processes and system of internal control.


                          Financial Reporting Processes

     11.  In consultation with the independent accountants, review the integrity
          of  the  Corporation's   financial   reporting  and  internal  control
          processes, both internal and external.

     12. Review the accounting principles, policies and practices followed by the Corporation in accounting for and reporting its financial results of operations and consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting. The Committee shall consider and approve, if appropriate, any major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants and management.

     13. Review the Corporation's quarterly unaudited and annual audited financial statements independently with management and the independent accountants for fullness and accuracy, and discuss with the independent accountants the matters required to be discussed by Auditing Standard No. 61, or any successor standard, including (a) the quality as well as acceptability of the accounting principles applied in the financial statements; (b) new or changed accounting policies, significant estimates, judgments, uncertainties or unusual transactions; (c) accounting policies relating to significant financial statement items; and (d) such other matters as shall be reported to the Audit Committee by the independent accountants pursuant to Section 204 of the Sarbanes-Oxley Act of 2002.

                               Process Improvement

     14. Direct the establishment of regular and separate systems of reporting, to the Audit Committee by management, personnel responsible for the internal audit function and the independent accountants, including separate meetings, as determined by the Audit Committee, regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

     15. Following completion of the annual audit, review the Corporations internal and disclosure control processes; review any management or internal control letter submitted by the independent accountants; and meet separately with management and the independent accountants to discuss any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

     16. Review with the independent auditor and management any audit problems or difficulties or significant disagreement among management and the independent accountants in connection with the preparation of the financial statements, along with management's response thereto. The Audit Committee shall also inquire of the independent accountants any communication between the audit team and the firm's national office regarding auditing or accounting issues presented by the engagement.

     17. Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

                          Ethical and Legal Compliance

     18. Recommend to the full Board, and review and update periodically as appropriate, a Code of Ethical Business Conduct which is applicable to all directors, officers and employees and a separate ethics code to be signed by all financial executives, and review with management the system established to enforce those codes.

     19. Determine that management has the proper review system in place to ensure that Corporation's financial statements, reports and other financial information disseminated to governmental organizations, and the public satisfy legal requirements.

     20. Establish procedures for (a) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, and (b) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

     21. Discuss with management the Corporation's policies with respect to risk assessment and risk management, and review legal and regulatory compliance matters including corporate securities trading policies.

     22. Review, with legal counsel, any legal matter that could have a significant impact on the organization's financial statements.

     23.  Review and approve any related party transactions.(1)

     24. Perform any other activities consistent with this Charter, the Corporation's By-laws and governing laws as the Committee or the Board deems necessary or appropriate.

     In carrying out its duties hereunder, the Audit Committee shall have the authority to consult with and engage independent legal, accounting and other advisors, at the expense of the Corporation, as it determines is necessary to carry out its functions.

     The Corporation shall also provide appropriate funding, as determined by the Audit Committee, in payment of any such advisors as well as ordinary administrative expenses of the Audit Committee that are necessary or appropriate to carry out its duties.

--------------------
(1) The term "related party transaction" should be read consistent with SEC Regulation S-K, Section 404(a).

                             Adoption And Amendment

     This amended Charter for the Audit Committee of SJW Corp. is approved and adopted by the Board of Directors effective October 27, 2005. It may be amended by a majority vote of the Board of Directors at any regular or special meeting of the Board. Copies of this charter, and all amendments thereto, are to be distributed by the Chair to the members of the Board once a year, and to new members of the Committee on the date of their appointment or election.


Dated:  10-27-05                               /s/ Douglas R. King
                                               ------------------------------
                                               Douglas R. King,
                                               Chairman, Audit Committee of
                                               Board of Directors, SJW Corp.

                                   APPENDIX B

                                    SJW CORP.

                            LONG-TERM INCENTIVE PLAN

                                 PLAN AMENDMENT

     The SJW Corp. Long-Term Incentive Plan, as adopted by the Board of Directors on March 6, 2002, and approved by the shareholders on April 18, 2002, and as subsequently amended March 3, 2003, and approved by the shareholders on April 29, 2003 (the "Plan"), is hereby amended as follows, effective January 31, 2006, and subject to shareholder approval at the 2006 Annual Meeting:

     1. There is hereby added to the Plan new Section XIV as follows:

                    XIV. AWARDS TO NON-EMPLOYEE BOARD MEMBERS

     (a). The Committee shall have full power and authority (subject, however, to the express provisions of the Plan and the limitations of Section XIV(b) below) to make Awards, whether in the form of Nonstatutory Stock Options, rights to acquire Restricted Stock, stock bonuses for Board or Board committee service (or service on the board of directors of any Affiliate or on any committee of such board), Stock Appreciation Rights, Performance Shares or Dividend Units (whether alone or in tandem with other Awards), to any and all Non-Employee Board Members, including members of the Committee, as the Committee deems advisable at any time and from time to time in order to attract individuals to serve in such capacity or to provide meaningful incentives for Non-Employee Board Members to continue in such capacity. The Committee may effect such Awards to the Non-Employee Board Members through grants made from time to time upon such terms and conditions (including, without limitation, the applicable vesting and issuance schedules and the term of the Award) as the Committee deems appropriate in its sole discretion or pursuant to one or more programs which provide for the automatic grant of such Awards in such amounts, at such times and subject to such terms as the Committee may designate in advance, in each instance subject to the express provisions of the Plan and the limitations of
Section XIV(b) below. The terms and conditions of the Awards may vary among the Non-Employee Board Members on an individual by individual basis or may differ from the terms and conditions in effect for prior Awards made to the Non-Employee Board Members. The Committee may also implement one or more programs which provide the Non-Employee Board Members with the opportunity to elect on an advance basis to receive specific types of Awards, either on a current or deferred basis, in lieu of retainer or meeting fees otherwise payable to them in cash for their service as Non-Employee Board Members and/or as members of one or more Board committees (or their service as members of the board of directors of any Affiliate or any committee of such board). Subject to the express limitations and restrictions set forth in the Plan and Section XIV(b) below, the Committee shall have full power and authority to terminate and cancel any existing or future limitations imposed by the Committee with respect to the participation of any Non-Employee Board Members or any group of Non-Employee Board Members in one or more Award programs now or hereafter in effect under the Plan (including, without limitation, the Deferred Restricted Stock Program for the Non-Employee Board Members) or which would otherwise make one or more Non-Employee Board Members ineligible for any type of Award under the Plan.

     (b) Notwithstanding the foregoing provisions of Section XIV(a), the following limitations shall be in effect for each Award made to a Non-Employee Board Member which is not otherwise in connection with such individual's election to convert all or a portion of the cash fees payable for Board or Board committee service or attendance at Board or Board committee meetings into shares of deferred Restricted Stock at the then current Fair Market Value per share of Common Stock:

          (i) The maximum number of shares of Common Stock which may be made the subject of such Awards made to a single Non-Employee Board Member shall not exceed in the aggregate four thousand (4,000) shares per calendar year, except that such limit shall be increased to ten thousand (10,000) shares for the year in which a Non-Employee Board member is first appointed or elected to the Board, with each of the foregoing share limitations to be subject to appropriate adjustment from time to time in accordance with the provisions of Section IX(a).

          (ii) Each such Award authorized by the Committee shall be subject to approval and ratification by a majority of the Board.

     2. The following additional revisions are hereby made to the Plan:

          a. Section II(m) is hereby amended to read as follows:

          (m) "Fair Market Value" means the selling price per share of the Common Stock at the close of regular hours trading on the New York Stock Exchange (or any other national securities exchange or market on which the Common Stock is at the time primarily traded) on the date in question. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the selling price at the close of regular hours trading on the last preceding date for which such quotation exists.

          b. Section VI(c) is hereby amended to read as follows:

          (c) Subject to the provisions of the Plan, the Committee shall determine the key Employees and Non-Employee Board Members to whom, and the time or times at which Awards shall be granted or awarded; the number of shares of Common Stock subject to each Award; the applicable vesting schedule for each Award; the Dividend Units or Performance Shares to be subject to each Award: the duration of each Award; the time or times within which Options or Stock Appreciation Rights may be exercised, the performance targets required to earn Performance Shares; the duration of the Dividend Units; the issuance schedule for the shares of Common Stock subject to any Awards for which issuance is to be deferred beyond the applicable vesting dates; and the other terms and conditions of Awards, pursuant to the terms of the Plan. The provisions and condition of Awards need not be the same with respect to each Employee or Non-Employee Board Member or with respect to each Award.

          c. The first sentence of Section VI(d)(ii) is hereby amended to read as follows:

     Options may be exercised with cash, stock or a combination of cash and stock, provided that if shares acquired pursuant to the exercise of an Option are used, such shares must be held by the Participant for the requisite period (if any) necessary to avoid a compensation expense to the Company for financial statement purposes before their tender to exercise Options for additional shares.

          d. There is hereby added to the end of Section VI(e)(ii) the following sentence:

     In no event, however, shall any payment with respect to the Dividend Units be conditioned upon the Participant's exercise of any Option, Stock Appreciation Right or other Award to which those Dividend Units pertain.

          e. There is hereby added to the end of Section VI(i)(i) the following sentence:

     The exercise price per Stock Appreciation Right shall not be less than the Fair Market Value per share of Common Stock on the date such right is granted.

     3. This Plan Amendment shall not become effective or otherwise have any force or effect unless and until approved by the shareholders of SJW Corp. at the 2006 Annual Shareholders Meeting. Awards may be made to the Non-Employee Board Members prior to such shareholder approval, but those Awards shall be subject to such shareholder approval and shall immediately terminate if the shareholders do not approve this Plan Amendment and those Awards at the 2006 Annual Meeting.

     4. All share numbers in this Plan Amendment have been adjusted to reflect the two-for-one forward split of the Common Stock effected as of March 2, 2006, through the distribution of one share of Common Stock on each outstanding share of Common Stock held of record on March 2, 2006.

     5. Except as modified by this Plan Amendment, all the terms and provisions of the Plan as previously amended shall continue in full force and effect.

     IN WITNESS WHEREOF, SJW CORP. has caused this Plan Amendment to be executed on its behalf by its duly authorized as of the effective date indicated above.

                                    SJW CORP.

                                    By: ______________________________________

                                    Title: ____________________________________

                                    SJW CORP.

            PROXY FOR ANNUAL MEETING OF SHAREHOLDERS, APRIL 27, 2006

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned revokes all previous proxies, acknowledges receipt of the notice of the Annual Meeting of Shareholders to be held April 27, 2006, and the accompanying proxy statement, and appoints Drew Gibson and R. Scott Yoo, or either of them, the proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of SJW Corp. that the undersigned is entitled to vote, either on his or her own behalf or on behalf of an entity or entities, at the Annual Meeting of Shareholders of SJW Corp. to be held on April 27, 2006, at 10:00 AM Pacific Time, and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could have if personally present thereat.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED. IF NO CHOICE IS SPECIFIED, THEN THIS PROXY WILL BE VOTED IN FAVOR OF ELECTING THE NINE NOMINEES NOTED HEREON TO THE BOARD OF DIRECTORS, FOR PROPOSAL 2 AND FOR PROPOSAL
3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.


(continued and to be dated and signed on the reverse side)

               ---------------------------------------------------
                            PROXY VOTING INSTRUCTIONS
               ---------------------------------------------------

COMPANY NUMBER:   ___________________       ACCOUNT NUMBER: ________________

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.

                           - OR -

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

                           - OR -

INTERNET - Access "www.voteproxy.com" and follow the on-screen instructions. Have your proxy card available when you access the web page.

--------------------------------------------------------------------------------
You may enter your voting instructions at 1-800-PROXIES or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.
--------------------------------------------------------------------------------

                                SEE REVERSE SIDE

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X].

   1.  Election of Directors                                                               FOR    AGAINST  ABSTAIN
                                                      2. Approve the Long-Term             [ ]      [ ]      [ ]
                                                         Incentive Plan Amendment which
                              NOMINEES:                  was adopted by the Board of
                                                         Directors on January 31, 2006;

   [ ]  FOR ALL NOMINEES      O  M.L. Cali            3. Ratify the appointment            [ ]      [ ]      [ ]
                              O  J.P. DiNapoli           of KPMG LLP as the independent
                              O  D. Gibson               registered public accounting
   [ ]  WITHOLD AUTHORITY     O  D.R. King               firm of the Company for
        FOR ALL NOMINEES      O  G.E. Moss               fiscal year 2006;
                              O  W.R. Roth
                              O  C.J. Toeniskoetter   4. Act upon such other
   [ ]  FOR ALL EXCEPT        O  F.R. Ulrich, Jr.        business as may properly come
        (See instructions     O  R.A. Van Valer          before the annual meeting or
        below)                                           any adjournment of postponement
                                                         thereof.

                                                      THIS PROXY IS SOLICITED ON BEHALF
                                                      OF THE BOARD OF DIRECTORS OF THE
                                                      COMPANY.  THIS PROXY, WHEN
                                                      PROPERLY EXECUTED, WILL BE VOTED
                                                      IN ACCORDANCE WITH THE
                                                      INSTRUCTIONS GIVEN ABOVE.  IF NO
                                                      INSTRUCTIONS ARE GIVEN THIS PROXY
                                                      WILL BE VOTED "FOR" THE ELECTION OF
                                                      THE NINE NOMINEES TO THE BOARD
                                                      OF DIRECTORS AND "FOR" PROPOSALS
                                                      2 AND 3.

   INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: O


   To change the address on your account, please check the box at right and indicate your new address in the address space above. |_| Please note that changes to the registered name(s) on the account may not be submitted via this method.

   Signature of  ______________________       ______________________
   Shareholder                                Date

   Signature of  ______________________       ______________________
   Shareholder                                Date

   Note:    Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.